UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

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PMA Capital Corporation
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PMA Capital Corporation
380 Sentry Parkway
Blue Bell, Pennsylvania  19422
____________________________________

Notice of 2010 Annual Meeting of Shareholders
to be Held May 5, 2010
____________________________________

Dear Shareholder:

On Wednesday, May 5, 2010, we will hold our Annual Meeting of Shareholders at our corporate offices, 380 Sentry Parkway, Blue Bell, Pennsylvania 19422.  The Annual Meeting will begin at 9:00 a.m., local time.

We are holding the Annual Meeting to:

1.	Elect three directors to serve until the 2013 Annual Meeting and until their successors are elected and qualified;

2.	Approve the adoption of a Section 382 Shareholder Rights Plan; and

3.	Ratify the appointment of ParenteBeard LLC as our independent registered public accounting firm for 2010.

The Board recommends that you vote FOR items 1, 2 and 3.  We will also transact any other business properly presented at the meeting and any adjournments of the meeting.

Only shareholders of record at the close of business on March 10, 2010 are entitled to vote at the Annual Meeting and any adjournments.  A copy of our 2009 Annual Report to Shareholders accompanies this notice.

By Order of the Board of Directors,

Neal C. Schneider
Chairman of the Board
March __, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 5, 2010:

This Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2009 are available at www.pmacapital.com/NewFiles/annual.html.

You are cordially invited to attend the meeting.  To obtain directions to attend the meeting and vote in person, please contact our Investor Relations department at (610) 397-5298.  Whether or not you plan to attend in person, please mark, date, sign and mail the enclosed proxy.  A return envelope requiring no postage is enclosed for your convenience.

Table of Contents

i

PMA CAPITAL CORPORATION
380 Sentry Parkway
Blue Bell, Pennsylvania  19422
_______________________

Proxy Statement
________________________

 GENERAL INFORMATION ABOUT THE ANNUAL MEETING

You are being sent this proxy statement and the enclosed proxy in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting and at any adjournments.  The approximate date of mailing of this proxy statement and the enclosed proxy is March __, 2010.

When and where is the Annual Meeting?

The Annual Meeting will be held on Wednesday, May 5, 2010, at 9:00 a.m., local time at our corporate offices at 380 Sentry Parkway, Blue Bell, Pennsylvania 19422.

What proposals am I being asked to vote on?

You are being asked to vote on three proposals:

1.	The election of three directors to serve until the 2013 Annual Meeting and until their successors are elected and qualified;

2.	The approval of a Section 382 Shareholder Rights Plan; and

3.	The ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm (“independent auditor”) for 2010.

You can find information about these proposals in this proxy statement.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our Class A Common Stock as of the close of business on March 10, 2010, are entitled to vote at the Annual Meeting.  As of the close of business on March 10, 2010, we had 32,251,120 shares of Class A Common Stock outstanding.  Each holder of Class A Common Stock is entitled to cast one vote for each share of Class A Common Stock held.

What constitutes a quorum?

In order to transact business at the Annual Meeting, we must have a “quorum,” or the presence of persons holding a prescribed number of shares of Class A Common Stock.  The holders of Class A Common Stock representing a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.  If you submit a properly executed proxy card, even if you abstain from voting or withhold your vote, you will be considered present at the Annual Meeting and, therefore, counted in determining whether a quorum is present.  Broker non-votes will also be counted in determining whether a quorum is present.  Generally, broker non-votes occur when a broker does not receive voting instructions with respect to a proposal from a beneficial owner and does not have discretionary authority to vote on that proposal.

How do I vote?

There are two ways to vote:

1.	In person. Attend the Annual Meeting and vote your shares, or send a personal representative with an appropriate proxy.

If you hold your shares in “street name” (i.e., through a broker-dealer or other financial institution) and you want to vote at the Annual Meeting, you will need to obtain a form of proxy from the institution that holds your shares.

If you hold share equivalents through the PMA Capital Stock Fund of the PMA Capital Corporation Retirement Savings Plan (the “Retirement Savings Plan”), you cannot directly vote your share equivalents at the Annual Meeting.  Instructions on voting such share equivalents are described in more detail below.

2.
By mail.  Mark, date, sign and mail the enclosed proxy card in the prepaid envelope.  If you return your proxy card but do not mark your voting preference, the individuals named as proxies will vote your shares FOR each item described in this proxy statement.

Can I revoke my proxy and change my vote after I return my proxy card?

Yes.  There are three ways to revoke your proxy:

1.
In person.  You may revoke a previously submitted proxy vote by attending the Annual Meeting and giving notice of revocation or by sending a personal representative with an appropriate proxy card to the Annual Meeting.  Attendance at the meeting, by itself, will not constitute revocation of your proxy.

2.
In writing.  You may give written notice of your revocation to our Corporate Secretary.  Your notice, which must be received before the Annual Meeting begins, should contain the name in which your shares are registered, the date of the proxy you are revoking, your new voting instructions and your signature.

3.	By proxy. You may revoke your proxy by submitting a later-dated proxy card. We must receive the later-dated proxy card before the Annual Meeting begins.

How do I vote my share equivalents held under the Retirement Savings Plan?

If you have invested in the PMA Capital Stock Fund of the Retirement Savings Plan, you do not actually own shares of Class A Common Stock; Vanguard Fiduciary Trust Company, the plan trustee, does.  However, you do have “pass through voting rights” based on the amount of money you have invested in the PMA Capital Stock Fund.

You may exercise your pass through voting rights only by completing the proxy card from the Plan’s trustee mailed with this proxy statement.  The proxy card acts as a voting instruction to the Plan’s trustee.  The trustee must receive your instructions prior to the Annual Meeting to vote your share equivalents in accordance with your instructions.  If the trustee does not receive voting instructions from you by the date that the trustee specifies, the trustee will vote the share equivalents credited to your account in the same proportion that it votes share equivalents for which it did receive timely instructions.

What does it mean if I get more than one proxy card?

If your shares are registered differently or are in more than one account, you will receive more than one proxy card.  For example, if you hold share equivalents through the Retirement Savings Plan and you hold shares directly as a record holder, you will receive two sets of proxy materials, including two proxy cards.  Please complete and return all of the proxy cards you receive to ensure that all of your shares are voted.

How will voting on any other business be conducted?

Although we do not presently know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxies named in the proxy to vote on such matters in their discretion.

Who pays for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies.  Solicitation will be made by mail and may also be made on our behalf by our officers, directors and employees in person or by telephone.  We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for sending proxies and proxy materials to beneficial owners.

Will the Annual Meeting be accessible through the Internet?

Yes.  We will provide “real time” access to the Annual Meeting through webcasting.  This will allow you to hear the Annual Meeting without actually being present in Blue Bell, Pennsylvania.  Please note that the webcast will be in “listen only” mode.  This means that shareholders listening to the Annual Meeting through the webcast will not be able to ask questions or vote their shares as if present at the Annual Meeting.  Further, shareholders accessing the Annual Meeting through the webcast will not be counted for purposes of determining whether a quorum is present.  Therefore, even if you intend to access the meeting through the webcast, it is very important that you complete and return your proxy card prior to the Annual Meeting.

To access the Annual Meeting through the webcast, please visit the Investor Information section of our website at www.pmacapital.com or call our Investor Relations department at (610) 397-5298 for further information.

ITEM 1.  ELECTION OF DIRECTORS

Our Board of Directors consists of nine members and is divided into three classes.  Each director is elected to serve for a three-year term and until the director’s successor has been duly elected and qualified.  The current three-year terms of our directors expire in the years 2010, 2011 and 2012.

The Nominating and Corporate Governance Committee has unanimously recommended that Patricia A. Drago, J. Gregory Driscoll and Richard Lutenski be nominated to new three-year terms.

Ms. Drago and Messrs. Driscoll and Lutenski have each consented to serve as a director in the Class of 2013 if elected.  If any nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee selected by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees named will be unable to serve if elected.  Any vacancy occurring on the Board of Directors for any reason may be filled by the Board of Directors for the unexpired term.

The names of the nominees for election to office at the Annual Meeting, together with certain information regarding them, are as follows:

 Nominees for Election to Office for Terms Expiring at the 2013 Annual Meeting

Patricia A. Drago, age 56	Director since 2007

Ms. Drago has executive management experience with property and casualty insurance companies and third party administrators.  She is the President and a principal of Drago Consulting LLC, a consulting firm focused on property and casualty strategy and operations.  Ms. Drago held these positions from January 2005 to the present.  From June 2006 to October 2006, she was an Executive Vice President of GAB Robins North America, a company that provides loss adjusting and third party claims administration services to businesses, insurers and alternative risk entities.  She was Chief Executive Officer and President of NATLSCO, Inc. and its successor company, Broadspire Services Inc., a third party claims administration business, from June 2000 to December 2003.  Concurrent with that, she held several senior executive positions with Kemper Insurance Company, a property and casualty insurer and third party administrator.  Prior to that, she held various senior executive positions with Crum and Forster Insurance, a national property and casualty insurance company.  Ms. Drago received her Juris Doctor from Brooklyn Law School in 1985 and is admitted to practice law in the State of New York.

J. Gregory Driscoll, age 63	Director since 2006

Mr. Driscoll has executive management experience in several industries and has served as a board member of several commercial enterprises during the last 15 years.  Currently, he is the Chairman of Blaschak Coal Corporation, a coal mining company.  Prior to becoming Chairman of Blaschak, he was the President and Chief Executive Officer of National Guardian Security Services, a privately held provider of security alarm installation, service and monitoring to national retail accounts, during 2007 and 2008.  He served as President and Chief Executive Officer of Prince Telecom, of New Castle, Delaware, the largest independent cable installation company in the United States during 2005 and 2006.  From 2002 until 2004, Mr. Driscoll was President and Chief Executive Officer of Enerwise Global Technologies, a company that provides demand response and energy infrastructure management services.  He was Managing Director for Legg Mason Wood Walker, Inc., a full service investment bank and brokerage firm, from 1999 through 2002 and was Chairman of the Board of Directors of Philadelphia Gas Works, the largest municipally owned and operated natural gas utility in the United States, from 1997 to 2000.  Mr. Driscoll has also held various other senior positions at companies, including Sunoco, Inc., a Fortune 125 petroleum refiner and marketer in Philadelphia, Pennsylvania, where he was employed from 1965 to 1997.

Richard Lutenski, age 59	Director since 2004

Mr. Lutenski has experience as a chief financial officer of various reinsurance and insurance companies.  He is the Chief Financial Officer of Ariel Holdings, Ltd., a Bermuda-based company engaged primarily in underwriting reinsurance through operating subsidiaries in Bermuda and the United Kingdom.  At Ariel Holdings, Mr. Lutenski is responsible for financial and capital management and capital markets activities as well as investor and rating agency relations oversight.  Prior to joining Ariel Holdings in October 2007, he was Chief Financial Officer of RAM Holdings Ltd., a financial guaranty reinsurance company, from May 2004 to September 2007 and was Managing Director and Chief Operating Officer of RISC Ventures LLC, an investment and advisory firm that specializes in assessing and developing reinsurance and capital markets solutions to complex risk issues, from 2003 to 2004.  Mr. Lutenski has held other senior positions in a number of companies in the insurance, reinsurance and financial guaranty business, serving as Chief Financial Officer of Enhance Financial Services Group from 1999 to 2001, Chief Financial Officer of Crum & Forster Insurance Group from 1995 to 1999 and Chief Financial Officer of Michigan Mutual Insurance from 1990 to 1995.

The names of the directors who will continue in office after the Annual Meeting, together with certain information regarding them, are as follows:

 Directors Continuing in Office with Terms Expiring at the 2011 Annual Meeting

Peter S. Burgess, age 67	Director since 2004

Mr. Burgess has been an independent advisor on technical and governance issues to insurance companies and their audit committees since 1999.  During his 35 years (1964 – 1999) as an accountant and partner at Arthur Andersen LLP, Mr. Burgess was in charge of audits for many of Arthur Andersen’s insurance companies and financial services clients, particularly property and casualty insurance companies.  Mr. Burgess is a Certified Public Accountant licensed by the State of Connecticut and has served as a past member of the American Institute of Certified Public Accountants committee that established accounting and auditing standards for the insurance industry.  He has served as Director of Lincoln Educational Services Corp. since June 2004 and as a Trustee of John Hancock Trust and John Hancock Funds II since June 2005.

Charles T. Freeman, age 66	Director since 2005

Mr. Freeman has investment management experience gained from his 35 years as a member of the investment advisory team for the Vanguard Windsor Fund.  He was a Senior Vice President and Partner of Wellington Management Company, LLP and served as the lead portfolio manager of the Vanguard Windsor Fund from 1996 until his retirement in June 2004.  He also served as manager of the Vanguard Capital Value Fund from its December 2001 inception until his retirement in June 2004.

James C. Hellauer, age 71	Director since 2005

Mr. Hellauer has executive management and consulting experience with both public and private companies, including experience as a chief executive officer, chief financial officer and director.  Mr. Hellauer also has experience in the insurance industry, having served as both a director and chief executive officer of insurance companies. From 1997 to 1999, he was the Chief Executive Officer of Environmental Technologies Corporation, a company engaged in the marketing and sale of refrigerants and refrigerant reclaiming services.  From 1994 to 2007, he was an executive director of the Colmen Group, a consulting company that provides management services to middle market companies.  Since 1989, Mr. Hellauer has been the owner of James C. Hellauer and Associates, a management consulting firm.  Mr. Hellauer is a director of Tasty Baking Company and East River Bank and served on the Board of Directors of The Philanthropic Companies from 1992 to 2006.

 Directors Continuing in Office with Terms Expiring at the 2012 Annual Meeting

Vincent T. Donnelly, age 57	Director since 2004

Mr. Donnelly was elected as President and Chief Executive Officer of PMA Capital Corporation in February 2004 and served as head of the interim-Office of the President from November 2003 to February 2004.  He has served as President of The PMA Insurance Group since February 1997, and served as President and Chief Executive Officer of PMA Capital Insurance Company from May 2005 until December 2009.  Mr. Donnelly served as Senior Vice President-Finance and Chief Actuary of The PMA Insurance Group from 1995 to 1997 and as Executive Vice President of PMA Capital Insurance Company from November 2000 to May 2005.

John D. Rollins, age 57	Director since 2006

Mr. Rollins has information technology experience and experience in the health care and health insurance industries.  He is the Executive Vice President of Accolade, LLC, a business that works with large enterprise clients to increase the value of healthcare benefits for their employees. Mr. Rollins was a Managing Partner of Accenture, a global management consulting, technology and outsourcing company from 2001 to 2005.  He joined Arthur Andersen & Co. in 1976, and was admitted as a partner in 1986.  In 1989, Mr. Rollins became a partner in Andersen Consulting upon its formation, and later continued with Accenture when it was created in 2001.  During his career with Arthur Andersen & Co. (1976 – 1989), Andersen Consulting (Partner, 1989 – 2001) and Accenture (Managing Partner, 2001 – 2005), he specialized in developing high-impact business improvement strategies for clients where information technologies played critical roles.

Neal C. Schneider, age 65	Director since 2003

Mr. Schneider was appointed non-executive Chairman of the Board in 2003.  He has experience as an auditor for insurance and financial services companies.  He was a partner in Smart and Associates, LLP, a financial, operational and technology consulting firm from July 2002 to June 2003.  Between August 2000 and June 2002, Mr. Schneider was an independent consultant.  He was a partner in Arthur Andersen LLP, serving clients in the insurance and financial services industries from September 1980 until his retirement in August 2000, and served for a period of time as a partner-in-charge of Arthur Andersen's worldwide insurance industry practice.  He has been a director of Conseco, Inc. since September 2003.

Corporate Governance Principles

Below is a summary of the corporate governance principles that our Board of Directors has adopted to promote efficient and effective governance of the Company.  A copy of these principles can be found on our website at www.pmacapital.com.

Director Independence.  The Board of Directors must be comprised of a majority of independent directors as defined by the rules and regulations of The NASDAQ Stock Market.  Our Board of Directors has determined that each of our current directors, except for Vincent T. Donnelly, who is an executive officer of the Company, meets the definition of “independent director” under the applicable listing standards of The NASDAQ Stock Market and the New York Stock Exchange.  The Board of Directors is led by a Non-Executive Chairman who is independent under the rules and regulations of The NASDAQ Stock Market and the New York Stock Exchange.

Meetings and Director Attendance.  The Board of Directors sets the schedule of Board and Committee meetings.  Regularly scheduled meetings of the Board are held at least four times each year.  The Board of Directors met 14 times in 2009.  Directors are expected to attend all meetings of the Board and the Committees on which they serve.  During 2009, each incumbent director attended more than 75% of the total number of meetings of the Board of Directors and all committees on which the director served.

The Board of Directors has adopted a policy that all directors make a reasonable effort to attend each annual meeting of shareholders.  All of our directors attended the 2009 Annual Meeting.

Independent directors meet in executive session at least two times each year.  During 2009, our Board of Directors met six times in executive session without management present.

Committees of the Board.  The Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Strategy and Operations Committee.

Orientation and Education.  The Board of Directors and the Company provide orientation for new directors and, on an ongoing basis, directors participate in corporate governance and other continuing education programs.

Stock Ownership Requirements.  Non-employee directors are required to beneficially own shares of our Class A Common Stock equal to two and one-half times the Board’s annual retainer within a five-year period from their first election to the Board.

Performance Assessments.  The Nominating and Governance Committee oversees the periodic self-assessment process of the Board’s effectiveness and reports the results of the self-assessment to the Board.  In addition, the Audit Committee annually conducts an assessment of its performance.

Retirement Policy.  No director may stand for re-election after his or her 72nd birthday unless approved by the Nominating and Corporate Governance Committee.

Change in Job Responsibilities.  Directors that retire or change their primary job responsibilities are required to tender their prompt resignation to the Board.  The Nominating and Corporate Governance Committee reviews the appropriateness of the director’s continuing service and makes a recommendation to the Board on whether to accept or reject the resignation.  Directors that are employees of the Company must resign from the Board upon leaving the employment of the Company.

 Risk Oversight

The Audit Committee of the Board of Directors reviews with management the Company’s enterprise risk management framework and the Company’s process for identifying, assessing and monitoring key business risks.  The Company has an Enterprise Risk Management Committee made up of Company officers and employees that develops and implements the Company’s enterprise risk management program.    The Enterprise Risk Management Committee regularly reports to the Audit Committee on the results of the committee’s activities and the Audit Committee has the opportunity to ask questions and make recommendations to the chair of the committee.  The Audit Committee provides periodic reports to the full Board of Directors.  While the Audit Committee generally oversees the Company’s risk management framework, the Board of Directors believes that monitoring risk management is inherent in the discharge of each committee’s duties.  For instance, the Compensation Committee monitors compensation program design and implementation for unnecessary risk incentives, the Strategy and Operations Committee monitors investment and strategic business risks and the Nominating and Corporate Governance Committee oversees Board structure and the skills and expertise represented on the Board and its committees.  Each committee ultimately provides a report of its activities to the full Board of Directors at each quarterly meeting of the Board.  Our Board of Directors is lead by an independent Chairman.

 Code of Ethics

We have a Business Ethics and Practices Policy that covers all officers and employees and an additional Code of Ethics for the Chief Executive Officer and Senior Financial Officers.  We also have a separate Code of Ethics for Directors.  Copies of our ethics policies can be found on our website at www.pmacapital.com.  Any amendment to or waiver of the provisions of the Code of Ethics for the Chief Executive Officer and Senior Financial Officers must be disclosed on our website.  There have been no amendments or waivers made to the original policy.

 Communicating with the Board

The Board of Directors has implemented a process by which our shareholders can send communications to the Board.  All communications should be sent to PMA Capital Corporation Board of Directors, c/o Corporate Secretary, 380 Sentry Parkway, Blue Bell, Pennsylvania 19422.  The Secretary will review the communication and forward it directly to the Chairman of the Board or to any individual director named in such communication, unless the communication is hostile, illegal or otherwise inappropriate, in which case the Secretary has the discretion to discard the communication.  Any communication regarding accounting, internal accounting controls or auditing matters that is submitted to the Secretary will be forwarded to the Chairman of the Audit Committee.  Shareholders may also utilize our AlertLine to anonymously forward complaints to the Board.  Information regarding the AlertLine is available on our website at www.pmacapital.com.

 Audit Committee

Messrs. Burgess, Freeman and Schneider are the members of the Audit Committee.  Mr. Burgess is the Chairman.  Each of the members of the Audit Committee is independent as defined in the applicable listing standards of The NASDAQ Stock Market and the New York Stock Exchange.  Our Board of Directors has determined that Messrs. Burgess and Schneider meet the Securities and Exchange Commission’s criteria of “audit committee financial experts” based on each of their extensive experience in public accounting, including acting as accounting firm audit partners for many insurance and financial services clients.  The Audit Committee met nine times in 2009.  The Audit Committee’s charter is available on our website at www.pmacapital.com.  The Audit Committee’s duties, which are included in its written charter, include:

●	Reviewing with management and the independent auditor the audited annual financial statements and the unaudited quarterly financial statements;

●
In consultation with the independent auditor, management and the internal auditor, reviewing the integrity of our financial reporting processes as well as the adequacy of internal controls with respect to those processes;

●	Reviewing any material changes to our accounting principles and practices;

●	Reviewing with management the Company’s enterprise risk management framework and process for identifying, assessing and monitoring key business risks;

●	Selecting, evaluating and, where appropriate, replacing our independent auditor, and approving the independent auditor’s fees;

●	Reviewing with our independent auditor the written statement regarding their independence; and

●	Pre-approving all audit and permitted non-audit services performed by our independent auditor, which authority may be delegated to one or more Audit Committee members.

 Compensation Committee

Messrs. Driscoll and Burgess and Ms. Drago are the members of the Compensation Committee.  Mr. Driscoll is the Chairman.  Each of the members of the Compensation Committee is independent as defined in the applicable listing standards of The NASDAQ Stock Market and the New York Stock Exchange and is an outside director as defined in Treasury Regulation Section 1.162-27 promulgated under the Internal Revenue Code of 1986.  The Compensation Committee met eight times in 2009.  The Compensation Committee’s charter is available on our website at www.pmacapital.com.  The Compensation Committee’s duties, which are included in its written charter, include:

●	Reviewing and approving the compensation of our executive officers, including our Chief Executive Officer;

●	Reviewing executive management structure and succession planning;

●	Approving the grant of awards under our equity incentive plans;

●	Establishing performance goals for executive officer incentive-based cash compensation and determining whether the performance goals have been met; and

●	Establishing performance goals for awards under our equity incentive plans and confirming the achievement of such goals.

For a description of the processes and procedures for consideration and determination of executive and director compensation, including the role of our independent compensation consultant in assisting the Compensation Committee with such determinations, see “Compensation Discussion and Analysis” and “Director Compensation”.  The Compensation Committee has the authority to determine the compensation of the Chief Executive Officer and approve the compensation recommendations of the Chief Executive Officer with respect to the other executive officers.  The Compensation Committee also makes recommendations to the Board of Directors regarding director compensation.  The Compensation Committee may delegate its authority to subcommittees or a committee consisting solely of one or more employees of the Company, in each case to the extent permitted by applicable law.  The Compensation

Committee has engaged a compensation consultant to perform a competitive compensation analysis of senior management base salary, annual incentive, long-term incentive and total direct compensation.  The Hay Group last performed this review in December 2009, which included a review of data in both the property and casualty insurance and financial services industries.

Tax Gross-ups.  Our Compensation Committee has resolved that it will not approve a new or materially amended employment or severance arrangement providing any employee with an excise tax gross-up and will not approve payments to officers in respect of taxes incurred on executive perquisites (other than reasonable relocation expense reimbursements).  On December 21, 2009, the Company entered into a severance agreement with John M. Cochrane in connection with his appointment as Interim Chief Financial Officer.  The severance agreement did not include a tax gross-up provision.

Succession Planning.  The Compensation Committee continuously monitors and evaluates the Company’s succession plan for its executive management team through regular reports from Mr. Donnelly.  Mr. Donnelly and the Compensation Committee discuss the internal candidates identified for future executive management service, succession timing for executive positions and plans for developing the candidates with high potential.

Compensation Committee Interlocks and Insider Participation.  Messrs. Driscoll and Burgess and Ms. Drago were the members of the Compensation Committee during 2009.  None of these individuals has ever been an officer or employee of the Company nor had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.  No executive officer of the Company served as a director or a member of the compensation committee of another company, one of whose executive officers served as a member of the Company’s Board of Directors or Compensation Committee.

 Nominating and Corporate Governance Committee

Messrs. Rollins, Hellauer and Schneider and Ms. Drago are the members of the Nominating and Corporate Governance Committee.  Mr. Rollins is the Chairman.  Each of the members of the Nominating and Corporate Governance Committee is independent as defined in the applicable listing standards of The NASDAQ Stock Market and the New York Stock Exchange.  The Nominating and Corporate Governance Committee met four times in 2009.  The Nominating and Corporate Governance Committee’s charter is available on our website at www.pmacapital.com.  The Nominating and Corporate Governance Committee is responsible for, among other things:

●	Nominating candidates to stand for election to the Board of Directors at the Annual Meeting;

●	Recommending candidates to fill vacancies on the Board of Directors between meetings of shareholders;

●	Establishing the criteria and qualifications for directors;

●	Developing and recommending to the Board of Directors corporate governance guidelines;

●	Reviewing the Board’s committee structures and recommending committee members; and

●	Maintaining procedures for shareholder recommendations of nominees to the Board.

The Company’s objective is to have a Board of Directors that brings a variety of viewpoints and skills derived from high quality business and professional experience that are conducive to reaching consensus decisions following full discussion from diverse perspectives.  The Nominating and Corporate Governance Committee has developed policies and procedures with respect to the minimum qualifications and core skills that director nominees must possess.  This director qualification and nomination policy is available on our website.  Specifically, each nominee must:

●	Have relevant business management, financial, investment and/or professional experience, industry knowledge and strategic planning capabilities;

●	Have a demonstrated history of integrity and ethics in his/her personal and professional life and an established record of professional accomplishment in his/her chosen field;

●	Not have a conflict of interest that impedes the proper performance of the responsibilities of a director;

●	Be prepared to serve on the Board for a period of no less than two three-year terms;

●
Be prepared to participate fully in board activities, including active membership on at least one board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Nominating and Corporate Governance Committee’s judgment, interfere with or limit his or her ability to do so; and

●	Be willing to make, and be financially capable of making, a reasonable investment in the Company’s stock given his or her financial circumstances.

Additionally, except as approved by the Nominating and Corporate Governance Committee, no nominee may (i) simultaneously serve on the boards of more than three publicly traded companies or (ii) stand for election to the Board after his or her 72nd birthday.  The Nominating and Governance Committee has determined that each of our directors exceeds these minimum qualifications.

Our directors and management suggest potential nominees to the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews the qualifications of the suggested persons and identifies those that merit further investigation.  The Nominating and Corporate Governance Committee then conducts a review of the candidates, which includes personal interviews and background checks, and recommends nominees to the Board. The Nominating and Corporate Governance Committee considers the backgrounds, professional experience and skills of directors and nominees for director when evaluating candidates for the Board in an effort to ensure that the Board has access to a variety of viewpoints, experience and skills to discharge its oversight responsibilities.  The Nominating and Corporate Governance Committee periodically reviews the mix of skills and experience represented on the Board in light of corporate and business developments and the Board of Directors is solicited periodically for its view on skills and experience that may be desirable to add to the Board.  Nominees are selected without regard to sex, race, religion, sexual orientation or national origin. The Nominating and Corporate Governance Committee has not previously used a search firm to identify potential director nominees, although it has the authority to do so.

The Nominating and Corporate Governance Committee will consider shareholder suggestions for the nomination of directors if a shareholder is a shareholder of record at the time of giving the notice and is entitled to vote for the election of directors at an annual meeting, and the recommended nominee otherwise meets all criteria and qualifications established for directors.  Although shareholders may suggest nominees at any time, in order for a nomination to be considered for an annual meeting, the nominating shareholder must provide to our Corporate Secretary notice of the nomination no later than the close of business on the 90th day before the date of our proxy statement for the previous year’s annual meeting.  The notice should be sent to PMA Capital Corporation, c/o Corporate Secretary, 380 Sentry Parkway, Blue Bell, Pennsylvania 19422.  The notice must provide:

●	The nominee’s full name and current address;

●
All information required to be disclosed in the solicitation of proxies for election of directors, or that is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934;

●	The nominee’s written consent to serve as a director, if elected;

●	The name of the nominating shareholder, and the beneficial owner, if different;

●	The number of shares which are owned of record or beneficially by the nominating shareholder and beneficial owner if different;

●	A description of all arrangements and understandings between the nominating shareholder and any beneficial owner and any other person or persons pursuant to which the nomination is made; and

●
A representation that the nominating shareholder (a) is at the time of giving notice, was or will be on the record date for the annual meeting, and will be on the meeting date a holder of record of shares of the Company entitled to vote at such meeting and (b) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.

The Secretary will forward shareholder nominations to the Nominating and Corporate Governance Committee for its review.  The Nominating and Corporate Governance Committee may request to meet with any shareholder nominee.  If the Nominating and Corporate Governance Committee determines that a nominee should be considered as a director, it will recommend the nominee to the Board of Directors.  The Board of Directors may accept or reject the proposed nominee.  Only shareholder recommended nominees are subject to this advance notice requirement.

 Strategy and Operations Committee

Messrs. Hellauer, Driscoll, Freeman, Rollins and Lutenski are the members of the Strategy and Operations Committee.  Mr. Hellauer is the Chairman.  Each of the members of the Strategy and Operations Committee is independent as defined in the applicable listing standards of The NASDAQ Stock Market and the New York Stock Exchange.  The Strategy and Operations Committee met five times in 2009.  The Strategy and Operations Committee is responsible for, among other things:

●	Overseeing our investment policy and guidelines;

●	Reviewing the performance of our investment portfolio and its compliance with the Company’s Investment Policy and Guidelines;

●	Reviewing the annual operational metrics, performance targets, objectives and benchmarks;

●	Reviewing and advising the Board of Directors regarding strategic business issues;

●	Reviewing the implementation of the Company’s business strategy; and

●	Reviewing the Company’s financial performance on a quarterly basis.

Executive Officers

Our executive officers serve as officers of PMA Capital Corporation or The PMA Insurance Group, which we define as the group of subsidiaries that emphasizes our traditional insurance business.  Our executive officers are:

Anthony J. Ciofani, age 48, Executive Vice President and Chief Underwriting Officer, The PMA Insurance Group

Anthony J. Ciofani was elected Executive Vice President – Chief Underwriting Officer of The PMA Insurance Group in October 2007.  From August 2006 until October 2007, he served as Senior Vice President – Chief Underwriting Officer for The PMA Insurance Group.  Mr. Ciofani joined The PMA Insurance Group in May of 2000 as Vice President – Commercial Markets Underwriting.  Mr. Ciofani graduated from Bentley College in 1983 with a degree in Business Administration and received his Master of Business Administration in 1990 from the University of Connecticut.

John M. Cochrane, age 54, Senior Vice President – Finance and Interim Chief Financial Officer

John M. Cochrane was appointed Interim Chief Financial Officer of PMA Capital Corporation on December 8, 2009, and has served as Senior Vice President – Finance since October 2007.  Mr. Cochrane joined the Company in August 2003 as Vice President – Controller.  From 1985 until 2003, Mr. Cochrane held various financial and accounting positions at several insurance companies.  Before that, he worked as an auditor at Peat, Marwick, Mitchell & Co.  Mr. Cochrane graduated from the University of Pennsylvania in 1977 with a degree in Economics.  He is a Certified Public Accountant licensed by the Commonwealth of Pennsylvania.

Stephen L. Kibblehouse, age 54, Executive Vice President, General Counsel and Secretary

Stephen L. Kibblehouse joined PMA Capital Corporation in June 2008 as Executive Vice President, General Counsel and Secretary.  Before joining the Company, he was Senior Vice President, General Counsel and Secretary at Tower Group, Inc., a property and casualty insurance company.  In November 2001, he was appointed Chief Executive Officer, General Counsel and member of the Board of Directors of Highlands Insurance Group, Inc., a property and casualty insurance company, to lead that publicly-traded company through a run-off and winding up of operations.  Mr. Kibblehouse served as Chief Executive Officer and General Counsel of Highlands until May 2006.  The run-off of Highlands included a reorganization of the company and certain of its non-insurance subsidiaries under Chapter 11 of the Bankruptcy Code, which was completed in 2003 and pursuant to which Mr. Kibblehouse became Liquidating Trustee of the Highlands Insurance Group Liquidating Trust.  During the run-off process, a number of Highlands’ insurance subsidiaries were placed under regulatory supervision and ultimately into receivership.  Previously, Mr. Kibblehouse served in various capacities, including General Counsel and Senior Vice President, Legal & Regulatory Compliance at Highlands and its predecessor, Vik Brothers Insurance Group.  Mr. Kibblehouse graduated from the University of Delaware in 1977 with a degree in Accounting and received his Juris Doctor in 1984 from Villanova University School of Law.

John Santulli, III, age 55, Executive Vice President – Risk Services and Sales

John Santulli, III was elected Executive Vice President – Risk Services and Sales in October 2007.  Prior to that, he had served as a Senior Vice President for The PMA Insurance Group since March 1998, where he oversaw branch operations and marketing.  Mr. Santulli served as Vice President of Workers' Compensation and Alternative Markets from 1993 to 1998.  Mr. Santulli started his career with the Company in March 1982.  Mr. Santulli graduated from Gettysburg College in 1976 with a degree in Political Science.

 Beneficial Ownership of Class A Common Stock

Directors and Executive Officers.  The following table shows, as of March 1, 2010, the shares and percentage of our Class A Common Stock beneficially owned by (i) each director and each nominee for director; (ii) each executive officer; and (iii) executive officers and directors as a group.

Unless otherwise indicated, each person has sole voting and investment power with respect to shares shown as beneficially owned by such person.  For purposes of calculating the percentage of shares beneficially owned, the number of shares of Class A Common Stock deemed outstanding consists of 32,892,913, which represents the number of shares outstanding on March 1, 2010, plus the number of shares of Class A Common Stock underlying options held by the named person that are exercisable or will become exercisable within 60 days of March 1, 2010.

	Class A Common Stock
Name of Beneficial Owner	Beneficially Owned		Percent of Class

Peter S. Burgess	31,009		*
Patricia A. Drago	18,533		*
J. Gregory Driscoll	21,972		*
Charles T. Freeman	29,244		*
James C. Hellauer	26,010	(1)	*
Richard Lutenski	31,009		*
John D. Rollins	21,705		*
Neal C. Schneider	103,756	(2)	*
Vincent T. Donnelly	719,128	(3)	2.2%
John Santulli, III	38,148	(4)	*
Anthony J. Ciofani	30,297	(5)	*
Stephen L. Kibblehouse	5,000		*
John M. Cochrane	19,460	(6)	*
All executive officers and directors as a group (13 persons)	1,095,271	(7)	3.3%
_______________
*Less than 1%.

(1)	Includes 2,000 shares of Class A Common Stock held in an irrevocable trust for which Mr. Hellauer’s wife serves as trustee.
(2)	Includes options to purchase 12,987 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days of March 1, 2010 under our equity incentive plans.
(3)
Includes options to purchase 583,259 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days of March 1, 2010 under our equity incentive plans and 2,740 shares held in the Retirement Savings Plan as of March 1, 2010.

(4)	Includes options to purchase 20,511 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days of March 1, 2010 under our equity incentive plans.
(5)
Includes options to purchase 18,023 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days of March 1, 2010 under our equity incentive plans and 3,140 shares held in the Retirement Savings Plan as of March 1, 2010.

(6)	Includes options to purchase 7,013 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days of March 1, 2010 under our equity incentive plans.
(7)
Includes options to purchase 641,793 shares of Class A Common Stock that are exercisable or will become exercisable within 60 days of March 1, 2010 under our equity incentive plans and 5,880 shares held in the Retirement Savings Plan as of March 1, 2010.

Five Percent Shareholders.  The following table shows those shareholders known to us to beneficially own more than 5% of our outstanding shares of Class A Common Stock as of December 31, 2009.

Name and Address of Beneficial Owner	Class A Common Stock Beneficially Owned	Percent of Class
Donald Smith & Co., Inc.	3,215,327 (1)	9.97%
152 West 57th Street
New York, New York 10019

Dimensional Fund Advisors LP	2,729,280 (2)	8.47%
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746

NWQ Investment Management Company, LLC	2,413,442 (3)	7.49%
2049 Century Park East, 16th Floor
Los Angeles, California 90067

BlackRock, Inc.	1,891,984 (4)	5.87%
40 East 52nd Street
New York, New York 10022
_________________________

(1)
Based solely on a Schedule 13G, filed on February 11, 2010.   Donald Smith & Co., Inc. (“DS&C”) reported that it has sole voting power over 2,847,313 shares of Class A Common Stock and sole dispositive power over 3,215,327 shares of Class A Common Stock.  Due to the dispositive power over the shares of Class A Common Stock, DS&C may be deemed to beneficially own such shares, which DS&C reported are owned by clients of DS&C.

(2)
Based solely on a Schedule 13G, filed on February 8, 2010.  Dimensional Fund Advisors LP (“DFA”) reported that it has sole voting power over 2,718,930 shares of Class A Common Stock and sole dispositive power over 2,729,280 shares of Class A Common Stock.  Due to the dispositive power over the shares of Class A Common Stock, DFA may be deemed to beneficially own such shares, which DFA reported are owned by certain investment companies and certain commingled group trusts and separate accounts for which DFA serves as investment advisor or investment manager.  DFA disclaims beneficial ownership of such shares.

(3)
Based solely on a Schedule 13G, filed on February 12, 2010.  NWQ Investment Management Company, LLC (“NWQ”) reported that it has sole voting power over 2,046,907 shares of Class A Common Stock and sole dispositive power over 2,413,442 shares of Class A Common Stock.  Due to the dispositive power over the shares of Class A Common Stock, NWQ may be deemed to beneficially own such shares, which NWQ reported are owned by clients of NWQ.

(4)	Based solely on a Schedule 13G, filed on January 29, 2010. BlackRock, Inc. reported that it has sole voting and dispositive power over 1,891,984 shares of Class A Common Stock.

 Compensation Discussion and Analysis

Philosophy and Objectives.  The compensation program of PMA Capital Corporation and its subsidiaries (the “Company”) is designed to attract, retain and motivate competent and experienced executives and employees who will improve the Company’s financial performance and create value for the benefit of the Company and its shareholders.  The Company’s compensation program includes base salaries and health, welfare and other benefits, and provides cash and equity-based incentive opportunities for achievement of Company and individual performance goals.  The Company’s incentive compensation policies seek to align compensation with the Company’s short- and long-term business objectives and performance and to reward executives and employees for improvement in the performance of the Company and for accomplishing specific individual objectives.  The Company believes the program appropriately balances incentives rewarding continual improvement with the risk attendant in achieving that improvement.

The Company follows the following tenets in fulfillment of its compensation philosophy:

•	Compensation programs will be performance based and consistent with the Company’s long-term financial objectives.

•	Compensation will be disclosed and explained in a transparent, understandable manner. Clear and concise goals will be established to enable the assessment of Company and individual performance.

•	Compensation must be competitive within the market to attract and retain key talent.

•
The market peer group used to assess competitive pay levels will consist of similarly situated companies in terms of industry, size, and complexity. The peer group will be reviewed and approved by the Compensation Committee on an annual basis.

•	The compensation approach will be consistent in methodology for all incentive plan participants to ensure alignment, accountability, and line of sight regarding commitments and priorities.

•	All objectives within the short- and long-term incentive plans will align with shareholder interests and be challenging but achievable.

•	To promote alignment of management and shareholder interests, all officers at the Senior Vice President level or above are required to meet share ownership guidelines.

Methodology.  The Compensation Committee oversees management's administration of the Company's executive compensation and benefit programs. The Committee is comprised of independent directors and oversees all compensation and benefit programs that affect the Named Executive Officers as well as all other Company officers.  The Compensation Committee has full authority and discretion in setting the compensation of the Named Executive Officers.  However, the Company’s 2007 Omnibus Incentive Compensation Plan prohibits the Compensation Committee from using its discretion to increase the amount payable to a Named Executive Officer pursuant to a performance award granted under the plan that was intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Compensation Consultant

The Compensation Committee reviews its overall philosophy and objectives regarding executive compensation with the Board of Directors, senior management, and its executive compensation consultant, Hay Group.  Hay Group was engaged in December 2008 as an independent advisor to the Compensation Committee, and reports directly to the Committee. Hay Group last provided its analysis of the Company’s executive compensation program in December 2009.

At the direction of the Compensation Committee, the Company’s Senior Vice President – Human Resources and Facilities Management met separately with the Company’s compensation consultant to discuss compensation philosophy and structure and to implement decisions made by the Compensation Committee.  For 2009, the Compensation Committee charged Hay Group with gathering industry data relevant to the Company’s survey of market compensation, selection of peer group comparisons, assisting in analyzing market data, making recommendations regarding the Company’s short-term and long-term incentive plans and advising the Committee on developing trends and practices in executive compensation that might improve the effectiveness of the Company’s executive compensation program.  Hay Group also assisted the Committee in evaluating the terms of the employment agreements for the Company’s Chief Executive Officer and Chief Financial Officer before those agreements were amended and restated in March 2009.  Other than acting as an independent compensation consultant to the Committee, Hay Group has no business relationship with the Company, and receives no other fees for services outside of its role as compensation consultant.

Compensation Structure

In furtherance of the Company’s objectives, the Company’s compensation program for executives consists of the following combination of fixed and variable compensation that gives the Company the flexibility to reward achievement of Company and individual objectives:

•
Base salaries for executives that are reasonably competitive with base salaries paid in the property and casualty insurance and financial services industries for comparable executive positions, taking into consideration each Named Executive Officer’s degree of responsibility, performance and contribution to the achievement of the Company’s objectives.

•
Annual incentive cash bonus opportunities that are based on pre-established, objective performance criteria and that take into account the Named Executive Officer’s individual leadership, strategic management and contribution to the Company’s performance.

•	Long-term equity-based incentive opportunities for executives that are based on pre-established, objective performance criteria related to the attainment of longer-term financial objectives.

While the allocation of each Named Executive Officer’s total direct compensation reflects a mix of base salary, short-term incentive compensation and long-term incentive compensation, the Compensation Committee did not use a strict formula to allocate compensation among the fixed and incentive components.  Rather, the Compensation Committee considers and determines each compensation component separately and all components collectively in an effort to ensure that the Named Executive Officers are fairly compensated and challenged to meet pre-defined objectives.  The Compensation Committee also strives to compensate Named Executive Officers on an equitable basis taking into consideration each individual’s degree of responsibility and contribution to the achievement of the Company’s overall objectives.  The Compensation Committee has not historically considered prior compensation or amounts realized from prior equity awards when setting compensation.

Over the past few years the Compensation Committee has made a deliberate attempt to gradually increase the portion of each Named Executive Officer’s total compensation package that is variable and performance-based in an effort to link compensation to the achievement of quantitative and qualitative performance measures.  Long-term incentive opportunities represent a higher proportion of the Named Executive Officers’ total compensation package than annual incentive opportunities because the Company believes emphasizing long-term value creation is more beneficial to shareholders.  The following chart shows the allocation of each element of compensation for each Named Executive Officer (other than Mr. Hitselberger) based on the target opportunity for short-term and long-term incentive compensation for 2009:

	2009 Target Compensation
		Performance Based
Name	Base Salary	Annual Cash Incentive Opportunity	Long-term Incentive Opportunity
Mr. Donnelly	38%	24%	38%
Mr. Ciofani	62%	16%	22%
Mr. Cochrane	67%	13%	20%
Mr. Kibblehouse	62%	16%	22%
Mr. Santulli	62%	16%	22%

The Compensation Committee invites the Chief Executive Officer to attend portions of its meetings for the purpose of providing input on the compensation for the other Named Executive Officers.  The Chief Executive Officer makes recommendations regarding the compensation of the Named Executive Officers, including target award levels under the Company’s short- and long-term incentive plans and payment amounts under the Company’s short term incentive plan based on his assessment of each Named Executive Officer’s performance with respect to individual performance measures.  In addition, the Chief Executive Officer makes recommendations regarding performance measures and performance targets for the Compensation Committee’s consideration.  These recommendations are then considered by the Compensation Committee in light of evaluations of each Named Executive Officer’s performance and the compensation studies presented by its compensation consultant.

Benchmarking

Beginning in December 2008, the Compensation Committee charged its compensation consultant with specifically advising them on the compensation of its Chief Executive Officer and Chief Financial Officer in order to prepare for renewal discussions on their respective employment agreements, which were scheduled to expire in March 2009.  In determining total direct compensation (base salary, annual cash bonus and equity awards) and the balance between the different components of total direct compensation, the Compensation Committee, with the assistance of its compensation consultant, reviewed the following sources, which include data regarding the compensation paid by others in the property and casualty insurance industry and the broader financial services industry.

•	Hay Group 2009 Financial and Insurance Survey

•	2009 Hay Group General Market Survey

•	Property Casualty Insurers Association of America’s (PCIAA) 2008 Executive Compensation Survey;

•	Watson Wyatt Data Services’ 2007/2008 Survey of Management Compensation in the Insurance Industry – Report in Property & Casualty Positions; and

•	Towers Perrin’s 2008 Financial Services Industry Executive Compensation Database and General Industry Executive Database.

•	compensation data found in proxy disclosures for a peer group of 13 property and casualty insurance companies.

In connection with this review, the Committee initiated a study of the existing peer groups previously established for benchmarking compensation. The study, prepared for the Committee by Hay Group, resulted in changes to the peer groups upon which the Company's annual market study of executive compensation has been based. All changes to the peer group were made to better match company size, complexity and/or employee size.  After analyzing the study, the Committee determined that it was appropriate to include in the Company's market analyses compensation data found in proxy disclosures for a group of 13 property and casualty insurance companies similar to the Company in revenue size, complexity and/or employee size. Data from these companies were used for the evaluation of Chief Executive Officer and Chief Financial Officer compensation as well as for comparative purposes for the Company’s other Named Executive Officers. The companies in this proxy peer group were:

Proxy Peer Group Companies

Name	2009 Revenues (in millions)	2009 No. of Employees
Argo Group Intl Holding LTD	$1,255.8	1,359
Alleghany Corp.	$989.1	826
Horace Mann Educators Corp.	$834.8	2,200
Navigators Group Inc.	$683.7	445
RLI Corp.	$561.0	783
Affirmative Ins Holdings Inc.	$448.9	1,257
Tower Group Inc.	$484.4	588
CNA Surety Corp.	$477.6	749
EMC Insurance Group Inc.	$413.9	2,169
United America Indemnity LTD	$400.1	360
AMERISAFE, Inc.	$302.4	463
National Interstate Corp.	$293.7	358
Hallmark Financial Services	$268.7	329

The Committee has determined that these companies provide a reasonable and relevant comparison of market data.

To evaluate competitive pay levels in the marketplace for the Chief Executive Officer and Chief Financial Officer, both the Company and the Committee review data reported in the Hay Group Finance and Insurance Sector survey, including the 25th, 50th, and 75th percentile information. The following companies are included in this group for 2009:

Peer Finance and Insurance Sector Companies

Alfa Mutual Insurance Company	Idaho State Insurance Fund
Horace Mann Insurance	PA State Workers’ Insurance Fund
Shelter Insurance	Jewelers Mutual Insurance
ACUITY	Kentucky Employers’ Mutual Insurance Authority
American Century Investments	State Accident Fund
Main Street America Group, The	First National Bank of St. Louis
American National Insurance-American	Central Bank
National Property and Casualty	Columbia Insurance
Texas Mutual Insurance	Boone County National Bank
Global Cash Access	Symcor
FBL Financial Group	Empire Bank
LIMRA International	Fairway Investments
World Bank Group	BrickStreet Mutual Insurance Company
Physicians Mutual Insurance	Jefferson Bank of Missouri
Penn National Insurance	Central Bank Lake of the Ozarks
SAIF	Central Mortgage Company
Tower Group	LOMA
Safe Auto Insurance	Central Technology Services
Foresters	Third National Bank
Kansas City Life Insurance	Injured Workers Insurance Fund
COUNTRY Insurance & Financial -	Metcalf Bank
Services Middle Oak	Ozark Mountain Bank
Workers Compensation Fund	Central Trust and Investment Co.
Louisiana Workers’ Compensation	City Bank and Trust
New York State Insurance Fund	ONB Bank
SCF of Arizona	First National Bank Audrain County
BUPA	Compsource Oklahoma
Maine Employers’ Mutual Insurance Co.	First Central Bank
The Beacon Mutual Insurance Company	Missouri Employers’ Mutual Insurance
Workforce Safety Insurance

Because Hay Group was engaged late in 2008 and tasked with advising the Committee with respect to the Compensation of the Chief Executive Officer and Chief Financial Officer, the Committee was able to fully evaluate Hay Group’s surveys and their relevance in establishing Chief Executive Officer and Chief Financial Officer compensation.  The Committee was satisfied that the surveys provided a reasonable and relevant comparison.

The Company targets compensation at the 50th percentile of the proxy peer group and general market.  In further reviewing Hay Group survey data, the Committee also considered the range of companies included, particularly regarding revenue size, assets and employees.  The Company falls at the upper end of this range.  To position the data appropriately relative to companies that most closely match the Company, the Committee determined that the 75th percentile of the survey data was the appropriate market reference point given that the companies comprising the surveys were generally smaller than the Company. The Committee utilized the proxy peer group to check the reasonableness of its determination and found that the data at the 75th percentile of the survey was generally consistent with the median of the proxy peer group.  As a result, the Committee was satisfied that the survey data reflected the proper balance of base salary and incentive compensation that would appropriately challenge and reward the Chief Executive Officer and Chief Financial Officer.  The Committee decided that base salaries should be within 15% of the 75th percentile of the market reference point.  The Committee also determined that incentive compensation opportunities should allow for the executives to earn at or above the 75th percentile of the survey data and at or above the median of the proxy peer group.

A similar process was implemented to determine compensation for the Named Executive Officers other than the Chief Executive Officer and Chief Financial Officer.  However, because Hay Group was initially asked to limit its review of executive compensation to the Chief Executive Officer and the Chief Financial Officer, Hay Group and the Committee did not focus on the appropriateness of Hay Group’s surveys for benchmarking the compensation of these Named Executive Officers.  Instead, for benchmarking purposes, the Compensation Committee relied on survey data previously gathered by it and its prior compensation consultant, Towers Perrin, with which the Compensation Committee was generally more familiar.  These surveys were the PCIAA survey, the Watson Wyatt survey and the Towers Perrin survey.  The Committee used Hay Group data only as an additional resource for generally evaluating the reasonableness of the benchmarking results.

The PCIAA survey, Watson Wyatt survey and Towers Perrin surveys all included data for companies within the property and casualty insurance industry and the broader financial services industry.  After reviewing the data, the Committee determined that compensation should approximate the 50th percentile of the survey data.  The Committee decided that base salaries should be within 15% of the 50th percentile of the surveys, and that incentive compensation opportunities should allow for the executive to earn at or above the 50th percentile of the survey data and at or above the median of the proxy peer group median, subject to Company and individual performance.  The Committee determined to benchmark at the 50th percentile of the survey data due to the generally larger size of the participants in these surveys compared to the Company.  Further, the data at the 50th percentile was consistent with median data found amongst companies in the proxy peer group, providing validation that these data points reflected the right balance of base salary and incentive compensation that would appropriately challenge and reward the Company’s executives.

Employment Agreements

The Company has entered into an employment agreement with Mr. Donnelly because the Compensation Committee believes he provides the necessary skills and leadership that are required for the stability and long-term growth of the Company.  The employment agreement was set to expire in March 2009.  The Committee, in consultation with Hay Group, evaluated the terms of the expiring agreements.  On March 13, 2009 the employment agreement was amended and restated on substantially the same terms as the expiring agreement and the term was extended until March 2012.  The employment agreement established Mr. Donnelly’s minimum base salary, incentive opportunities and severance arrangements.  The Company has entered into severance agreements with Messrs. Ciofani, Cochrane, Kibblehouse, and Santulli as part of its efforts to hire and retain highly qualified executives.  The Company believes that severance arrangements with these executive officers will benefit the Company by providing stability to the executives and helping them to focus on executing the Company’s business plan.  See “Employment and Severance Agreements” for descriptions of the agreements.

Significant 2009 Compensation Activity.  A number of changes were made in 2009 that are consistent with the Company’s compensation principles. Significant compensation decisions made in 2009 include the following:

•
At its August 2009 meeting, the Committee approved an executive compensation recoupment policy. The policy applies to all of the Company’s executive officers for incentive compensation awarded after December 2009.

•
The Committee resolved that it will not approve a new or materially amended employment or severance arrangement providing any employee with an excise tax gross-up and will not approve payments to officers in respect of taxes incurred on executive perquisites (other than reasonable relocation expense reimbursements).

•	Relative market performance measures were incorporated into the Company’s Long-Term Incentive Compensation Plan so that payouts are impacted by results relative to selected peers.

•	Peer groups were reviewed and modified by the Committee in consultation with its independent compensation consultant.

Incentive Plans.  In February 2009, the Compensation Committee approved the 2009 Officer Annual Incentive Compensation Plan, a short-term incentive program for the Company’s executives, other than Mr. Donnelly, who has a different arrangement specified in his employment agreement.  The 2009 Officer Annual Incentive Compensation Plan was designed to reward participating executives for Company and individual performance.  The 2009 Officer Annual Incentive Compensation Plan provided for an aggregate cash incentive award to the Named Executive Officers, other than Mr. Cochrane, targeted at 25% of their base salaries. Mr. Cochrane has a target of 20% of his base salary. The Company accrues funding for the plan, and creates a “pool” for distribution to participants based on performance related to the following Company performance measures:

Performance Measure	Weight	Definition	Why we use it	2009 Objectives
Pre-tax operating income	45%	Pre-tax net income of the insurance and fee based businesses, excluding realized investment gains or losses and the results of discontinued operations	Assess core operating performance	Trigger	$50 million
				Target	$60 million
				Maximum	$66 million
Direct premiums written	25%	The amount we charge for the policies that we underwrite, excluding fronting arrangements	Assess insurance production and growth	Trigger	$510 million
				Target	$530 million
				Maximum	$545 million
Service revenue written	20%	The annual amounts that we expect to charge for PMA Management Corp. and PMA Management Corp. of New England fee-based service contracts, excluding acquisitions	Assess fee-based production and growth	Trigger	$40 million
				Target	$42 million
				Maximum	$44 million
Underwriting expense ratio	10%	Underwriting expenses divided by net premiums earned	Assess efficiency of insurance segment operations	25.9%

No awards are payable under the Plan unless pre-tax operating income exceeds the trigger amount regardless of the level of achievement of any other objective.  Each performance measure other than underwriting expense ratio is graduated, providing higher payouts based on the level of achievement.  In addition, payouts based on these performance measures are capped at 150% for pre-tax operating income and service revenue written and at 105% for direct premiums written.  Individual awards can range from 0% to 150% of their target percentage award and are determined on the basis of individual performance relative to specific personal objectives and the amount of the earned pool.

Pursuant to the terms of his employment agreement, the annual incentive compensation for the Chief Executive Officer for the year ended December 31, 2009 ranged from 0% to 90% (with a target of 60%) of his base salary, based upon achievement of specific financial results of PMA Capital that are consistent with the 2009 Officer Annual Incentive Compensation Plan financial objectives and achievement of personal objectives.  The objectives were:

Performance Measure	Weight	Definition	Why we use it	Objectives
Pre-tax operating income	40%	Pre-tax net income, excluding realized investment gains or losses	Assess core operating performance	Trigger	$33 million
				Target	$41 million
				Maximum	$50 million
Direct premiums written	10%	The amount we charge for the policies that we underwrite	Assess insurance production and growth	Trigger	$515 million
				Target	N/A
				Maximum	$535 million
Service revenue written	10%	The annual amounts that we expect to charge for all fee-based service contracts	Assess fee-based production and growth	Trigger	$75 million
				Target	$82 million
				Maximum	$100 million
Strategic Planning	15%	Delivery of the Company’s long term operational and financial plan	Assure Board engagement and adoption of the Company’s planning initiatives	Board approval

Run-off Operations	25%	Execute the sale of the Company’s run-off operations	Reduces the financial risk associated with continued ownership	Execution of sale

The pre-tax operating income, direct premiums written and service revenue performance measures in Mr. Donnelly’s incentive plan differ in their levels from the other Named Executive Officer’s.  Mr. Donnelly’s performance measures are based on the use of holding company measures, which include the effects of the results of the Company’s Corporate and Other segment, discontinued operations, fronting arrangements and Midlands Management Corporation.  The Compensation Committee determined that the differences in performance measures was appropriate given that Mr. Donnelly is able to influence those results to a greater extent than the other Named Executive Officers.

Mr. Cochrane was appointed Interim Chief Financial Officer in 2009.  In recognition of the increased responsibilities of the Interim Chief Financial Officer, the Compensation Committee awarded Mr. Cochrane a supplemental quarterly bonus of $15,000.  The first bonus payment is guaranteed and will be paid on March 15, 2010 and subsequent bonus payments will be based on performance in the discretion of the Company’s Chief Executive Officer.

In March 2009, the Compensation Committee approved the 2009 Officer Long Term Incentive Plan and established financial and individual objectives for the long-term incentive arrangement under the employment agreement with Mr. Donnelly that are consistent with the annual and long-term strategic plan of the Company.  These plans and arrangements are similar to the 2006, 2007 and 2008 plans and arrangements in that they provide an opportunity for share awards based on the Company’s performance over a three year measurement period. The plan was modified, however, to better align with shareholder interests. Amounts awarded to each Plan participant were based on position level and salary and then converted into restricted share units. Each restricted share unit was valued at $6.05, the average closing price of the Company’s Class A Common Stock during the last six months of 2008. The closing price of the Company’s Class A Common Stock on the date of grant was $3.65.  Given the substantial volatility in the stock market, and the generally depressed prices in 2009 at which many company shares were trading, the Compensation Committee determined it was appropriate to use a broader time horizon to establish the price at which the award opportunity would be converted into restricted share units.

In addition, the return on equity measure of performance used in prior plans was replaced with two new measures. Fifty percent of the award is based on the Company’s Book Value per Share at December 31, 2011. The other 50% of the award is based on the Company’s Earnings per Share in 2011. The Compensation Committee believes that utilizing these two measures improves the balance in the plan, by requiring achievement in two distinct measures, both of which indicate improvement in Company performance if achieved. The Committee also believes this design provides a more compatible alignment with shareholder interests. Further, the plan includes a peer performance adjustment mechanism, whereby participants awards will be increased 15% if the Company’s book value growth and earnings per share growth is in the top quartile of selected “adjustment group companies”. If relative performance falls in the lower quartile of the adjustment group companies, awards will be reduced by 15%. The adjustment group companies are:

Adjustment Group Companies
Seabright Insurance Holdings, Inc.	Zenith National Insurance Corp.*
Meadowbrook Insurance Group, Inc.	Harleysville Group Inc.
Employers Holdings, Inc.	The Navigators Group, Inc.
Eastern Insurance Holdings, Inc.	AMERISAFE, Inc.
NYMAGIC, Inc.

*  Announced it is being acquired by Fairfax Financial Holdings Limited.  Companies that are acquired prior to the end of the measurement period are removed from the adjustment group.

Pursuant to the plan, if the Earnings per Share and Book Value per Share of PMA Capital Corporation for the year ended December 31, 2011 is within a specific range, restricted share units granted to the Company’s executives will be converted to Class A Common Stock in 2012.  Under the 2009 Officer Long Term Incentive Plan, the target amount for Messrs. Kibblehouse, Santulli and Ciofani was 35% of base salary.  The target for Mr. Cochrane was 30% of base salary. Mr. Donnelly does not participate in the 2009 Officer Long Term Incentive Plan.  Pursuant to the terms of his employment agreement, the target for long-term incentive compensation to be paid in Class A Common Stock in March 2012 to the Chief Executive Officer was 100% (with a maximum of 120%) of base salary, if the Company’s Earnings per Share and Book Value per Share are within the specific range. All awards are subject to the peer adjustment.

The Compensation Committee believes that three years is an appropriate time period for the long-term compensation incentives based upon the nature of the Company’s insurance business and because it is tied to the time period covered by the Company’s strategic planning process. The adjustment group companies were selected based on the similarity in industry and investor profile.

In March 2010, the Compensation Committee approved the 2010 Officer Annual Incentive Compensation Plan and the 2010 Officer Long Term Incentive Plan and established financial and individual objectives for the annual incentive and long-term incentive arrangements under the employment agreement with Mr. Donnelly that are consistent with the annual and long-term strategic plan of the Company.  These plans and arrangements are similar to the 2007, 2008 and 2009 plans and arrangements in that they provide an opportunity for cash bonuses in March 2011 and share awards in

2013.  All of the short- and long-term incentive plan objectives contained in the incentive plans require improvements in the Company’s operating results.  The Compensation Committee believes that these objectives are challenging but achievable.  For Messrs. Ciofani and Santulli, the percentage of salary representing their target award opportunities was increased to 35% for the 2010 Officer Annual Incentive Compensation Plan and 40% for 2010 Officer Long Term Incentive Plan.

Cash Incentive Bonus

In March 2010, the Compensation Committee reviewed and assessed the achievement of the performance objectives set for the Named Executive Officers, which took into consideration Mr. Donnelly’s assessment of the performance of Messrs. Ciofani, Cochrane, Kibblehouse and Santulli.  A determination was made as to what portion of the individual objectives had been achieved by each of them.  The incentive cash bonuses were paid to each Named Executive Officer in March 2010 and are set forth in the 2007-2009 Summary Compensation Table and described under “Compensation of Named Executive Officers.”

Equity Awards

The Compensation Committee administers the Company’s equity incentive plans.  No equity awards were earned under the Company’s 2007 Officer Long Term Incentive Plan for the period ended December 31, 2009.  No equity awards will be made in connection with the 2008, 2009 and 2010 Officer Long Term Incentive Plans until 2011, 2012 and 2013, respectively.

The Compensation Committee believes that executives should own shares of the Company to align their interests with those of the Company’s shareholders.  Grants of shares, stock options, restricted shares and/or other equity awards provide this opportunity and also add an additional long-term incentive to executives and other key employees to further the Company’s growth, development and financial success.  The Compensation Committee has a policy of considering on an annual basis the extent to which grants under the Company’s equity incentive plans should be a component of the incentive compensation of the Company’s executives.  For 2009, the Compensation Committee decided not to issue stock options as part of its incentive programs, based upon its judgment that a combination of cash and other equity awards was a more effective approach to achieve the purposes of the 2009 incentive plans.

All equity awards must be made pursuant to and consistent with the terms of a shareholder approved equity plan.  The Compensation Committee has the exclusive authority to grant awards to the Named Executive Officers and may also grant awards to others.  In no event may the date of grant of an award by the Compensation Committee be prior to the date of the Compensation Committee’s approval.  At the time of the award, the Compensation Committee establishes the material terms of the award, including, but not limited to: the number of shares subject to the award; the vesting schedule of the award, if any; in the case of an option grant, whether the award is intended to qualify as an Incentive Stock Option; and in the case of an option grant, the exercise price of the award (collectively, the “Material Award Terms”).

The Compensation Committee may also approve a number, or pool, of shares that the Chief Executive Officer has the authority to grant to non-Named Executive Officers.  The Chief Executive Officer will clearly indicate the date on which an award is being granted.  In no event may the date of grant of an award by the Chief Executive Officer be prior to the date of the Chief Executive Officer’s approval and transmittal of written notice of the grant to the Chief Financial Officer and the General Counsel.  The Material Award Terms are determined at the time the award is made.  In 2009, the Committee granted Mr. Donnelly the authority to grant, prior to February 18, 2010, up to 10,000 shares of Class A Common Stock under the Company’s 2007 Omnibus Incentive Compensation Plan without prior approval from the Committee.

In the event of a grant of an award to a new hire, the grant date will not be earlier than the employment commencement date.  In the event of a grant of an award pursuant to the renewal of an employment agreement, the grant date will generally be the later of the effective date of the renewal or the date of the signing of the contract by both parties.  In the event of a grant of an award pursuant to a promotion, the date of the grant will generally be the later of the date the employee is notified of the promotion or the effective date of the promotion.

In making grants, the Compensation Committee considers the number of shares of Class A Common Stock available for grant under the Company’s equity incentive plans.  In evaluating the amount and vesting schedule of equity awards to the executives, the Compensation Committee also considers the need to provide long-term compensation opportunities to such executives.

The Compensation Committee generally grants awards to Named Executive Officers under the Company’s long-term incentive plan in March of each year.  Given the timing of the awards, it is possible that the Company could be in possession of material non-public information at the time that those grants are made.  The Company believes that the impact of the release of material non-public information is unlikely to be significant given the long-term nature of the awards and the setting of the dollar amounts of the awards three years prior to payout.  The long-term incentive plan requires that all payouts under the plan are made before March 15 of the year in which they are paid.

Share Ownership Guidelines.  Beginning in 2006, employees at or above the Senior Vice President level became subject to share retention and ownership requirements.  Under these requirements, during his or her employment, each such employee must retain 50% of any equity award received pursuant to the 2006 Long Term Officer Incentive Plan in 2009, and subsequent incentive plans in later years, including but not limited to awards of stock options and restricted shares, until his or her equity in the Company is equal to his or her annual base salary.  It is expected that each covered executive will meet the share ownership level within five years of the first award received under the Plan.  Compliance with the requirements will be measured on January 1 of each year, using the executive’s base salary and holdings on that day and the closing share price on the previous business day.  All shares, stock options, restricted shares and other equity held by an executive, including shares held in thrift/savings plan accounts such as the Company’s 401(k) plan, will be included in determining compliance with the share ownership requirement.  Stock options will be valued based on the difference between the exercise price of the option and the closing share price on the business day prior to the measurement date.  If the exercise price is higher than the closing share price, the value of the option will be zero. Mr. Donnelly must also obtain approval of the Nominating and Corporate Governance Committee of the Board of Directors prior to disposing of any Company shares during his employment.  Failure to comply with the share retention and ownership guidelines will result in all future incentive compensation that the executive earns being paid in shares until the requirements are met.

Risk.  The Company believes it has designed its compensation system to limit the incentive for employees to take excessive risks. Among the factors that the Company believes mitigate excessive risk taking are:

•	A mix of short-term and long-term incentives that emphasizes (through larger awards) the long-term incentives paid in shares of the Company over the short-term incentives paid in cash.

•	Use of several different performance metrics with thresholds, targets and maximums which balance short-term goals with long-term Company performance.

•
The short-term incentive program requires a pre-tax operating income threshold to be exceeded before any short-term incentive compensation payment will be made.  In addition, pre-tax operating income is weighted more heavily than each other performance objective that determines incentive compensation payment amounts.

•	Capped maximum payout levels for participants in the Company’s short-term and long-term incentive programs.

•	Share ownership guidelines for officers at the level of Senior Vice President and above.

Ethical behavior and integrity remain an important priority for the Company.  In 2009, the Committee approved a recoupment policy. Under this policy, the Company may recover from the Company’s executive officers annual and long-term incentive compensation awarded after December 2009 where the payment was made based upon financial results that were subsequently restated if the Board of Directors determines that the executive officer engaged in fraud or intentional misconduct that caused the need for the restatement.

Compensation of Named Executive Officers.

Based on the Company’s 2009 financial performance, as compared to the goals set forth in the 2009 Officer Annual Incentive Plan and the goals established for Mr. Donnelly, cash bonuses were earned by each of the Named Executive Officers. Bonuses are lower than the individual target levels established for each, as the results for the direct written premium and underwriting expense ratio goals did not reach the trigger level. Specific bonus amounts awarded are reported in the Summary Compensation Table.

Under the Company’s 2007 Long Term Incentive Plan, a minimum return on equity level of 7.5% for the operating companies was required to trigger a payout under the plan. As the level was not achieved, no long-term incentive compensation will be paid for 2009.

The impact of these two items places the compensation of all Named Executive Officers, including the Chief Executive Officer, but excluding Mr. Cochrane, below the benchmark values for total cash compensation (base salary + annual cash bonus) and total direct compensation (base salary + annual cash bonus + long term award) for 2009.  Mr. Cochrane’s 2009 compensation was not part of the Company’s benchmarking process because he was not appointed as Interim Chief Financial Officer until December 2009.

Vincent T. Donnelly - President and Chief Executive Officer

In evaluating Mr. Donnelly’s base salary for 2009, the Compensation Committee considered a variety of factors, including his long-term contributions to the Company, his strategic leadership, his relationships with the Company’s customers and distribution force and his stature in the insurance industry.  The Compensation Committee also reviewed the survey data described above on base salaries in the property and casualty insurance industry, the broader financial services industry and the proxy peer group for chief executive officers and the percentage relationship between base salary and short- and long-term incentive compensation.  Based upon all of these factors, the Compensation Committee determined that Mr. Donnelly’s annual base salary should be $715,000.

In evaluating Mr. Donnelly’s non-equity incentive compensation for the year ended December 31, 2009, the Compensation Committee reviewed the performance goals set in March 2009.  Based upon Mr. Donnelly’s performance with respect to these performance goals, the Compensation Committee awarded him an annual incentive payment of $235,521, or 33% of base salary.

John Santulli, III - Executive Vice President, Risk Services and Sales

In evaluating Mr. Santulli’s base salary for 2009, the Company considered a variety of factors, including his leadership role in marketing the Company’s insurance and service operations, maintaining relationships with the Company’s distribution network, retention of customers, new business development and the performance of the Company’s fee-based business (other than Midlands).  The Company also reviewed the base salaries in the property and casualty insurance and financial services industries for executives in similar positions and the percentage relationship between base salary and short- and long-term incentive compensation.  Based upon all of these factors, it was decided that Mr. Santulli’s annual base salary should be $277,500.

In evaluating Mr. Santulli’s non-equity incentive compensation for the year ended December 31, 2009, the Chief Executive Officer reviewed the performance goals set in February 2009, which included the performance objectives under the 2009 Officer Annual Incentive Compensation Plan, as well as the attainment of specified individual performance objectives related to growth in certain fee-based profits and revenues, distribution management, loss management and acquisition integration. Based upon Mr. Santulli’s performance in light of these performance goals, the Company awarded him an annual incentive payment of $39,000, or 14.4% of base salary.

Anthony J. Ciofani - Executive Vice President and Chief Underwriting Officer

In evaluating Mr. Ciofani’s base salary for 2009, the Company considered a variety of factors, including his leadership role in underwriting the Company’s insurance business, retention of customers and new business development.  The Company also reviewed the base salaries in the property and casualty insurance and financial services industries for executives in similar positions and the percentage relationship between base salary and short- and long-term incentive compensation.  Based upon all of these factors, it was decided that Mr. Ciofani’s annual base salary should be $277,500.

In evaluating Mr. Ciofani’s non-equity incentive compensation for the year ended December 31, 2009, the Chief Executive Officer reviewed the performance goals set in February 2009, which included the performance objectives under the 2009 Officer Annual Incentive Compensation Plan, as well as the attainment of specified individual performance objectives related to underwriting discipline, diversification of insurance based revenue sources and geographic growth.  Based upon Mr. Ciofani’s performance in light of these performance goals, the Company awarded him an annual incentive payment of $25,300 or 9.4% of base salary.

Stephen L. Kibblehouse - Executive Vice President, General Counsel and Secretary

In evaluating Mr. Kibblehouse’s base salary for 2009, the Company considered a variety of factors, including his leadership role as General Counsel, leadership of house counsel operations, internal audit and compliance activities.  The Company also reviewed the base salaries in the property and casualty insurance and financial services industries for executives in similar positions and the percentage relationship between base salary and short- and long-term incentive compensation.  Based upon all of these factors, it was decided that Mr. Kibblehouse’s annual base salary should be $350,000.

In evaluating Mr. Kibblehouse’s non-equity incentive compensation for the year ended December 31, 2009, the Chief Executive Officer reviewed the performance goals set in February 2009, which included the performance objectives under the 2009 Officer Annual Incentive Compensation Plan, as well as the attainment of specified individual performance objectives related to legal compliance, implementing a shareholder rights plan to protect the Company’s net operating loss carryforwards and expense reduction.  Based upon Mr. Kibblehouse’s performance in light of these performance goals, the Company awarded him an annual incentive payment of $50,000, or 14.3% of base salary.  In recognition of Mr. Kibblehouse’s efforts to complete the sale of the Company’s discontinued operations, the Company awarded him a supplementary bonus of $10,000.

John M. Cochrane - Senior Vice President-Finance and Interim Chief Financial Officer

In December 2009, Mr. Cochrane was named Interim Chief Financial Officer and the Compensation Committee approved a base salary of $240,000 for Mr. Cochrane.  Based on the Company’s achievement of the performance objectives under the 2009 Officer Annual Incentive Compensation Plan, as well as the attainment of specified individual performance objectives related to managing the Company's fronting arrangements and corporate insurance program, capital planning and succession planning, the Company awarded Mr. Cochrane an annual incentive payment of $23,500, or 10.7% of base salary.

In connection with his appointment as Interim Chief Financial Officer, Mr. Cochrane was granted 4,000 restricted shares, which vest in two equal installments on June 21, 2010 and December 21, 2010.  In addition, Mr. Cochrane was provided an additional cash incentive opportunity of $15,000 per quarter for each quarterly period during which he serves as Interim Chief Financial Officer. The first payment due to be paid on March 15, 2010, is guaranteed. Subsequent payments are performance based in the discretion of the Company’s Chief Executive Officer.

William E. Hitselberger, Former Executive Vice President and Chief Financial Officer

In evaluating Mr. Hitselberger’s base salary for 2009, the Compensation Committee considered a variety of factors, including his skills, experience and leadership as the Chief Financial Officer of PMA Capital Corporation. The Compensation Committee also reviewed the base salaries in the property and casualty and financial services industries for executives in similar positions and the percentage relationship between base salary and short and long-term incentive compensation.  Based upon all of these factors, the Compensation Committee decided that Mr. Hitselberger’s annual base salary should be $445,000.

Mr. Hitselberger resigned from the Company effective December 8, 2009.  In connection with his resignation, and in accordance with his employment agreement, Mr. Hitselberger received a pro-rata portion of his annual incentive in addition to his base salary. Mr. Hitselberger’s resignation did not constitute a triggering event under the terms of his employment agreement, therefore, no severance was paid. Pursuant to the terms of his employment agreement, the annual incentive compensation for the Chief Financial Officer for the year ended December 31, 2009 ranged from 0% to 75% (with a target of 45%), based upon achievement of specific financial results of PMA Capital that are consistent with the 2009 Officer Annual Incentive Compensation Plan financial objectives and personal objectives.  The Company awarded Mr. Hitselberger an annual incentive payment in the amount of $134,184.

Other Benefits.  The Company also provides health and welfare benefits to its Named Executive Officers, including medical, dental and life insurance coverage, long-term disability and holidays and vacations, and maintains the PMA Capital Corporation Retirement Savings Plan and the PMA Capital Corporation Retirement Savings Excess Plan.  The Company does not offer any perquisites or personal benefits to the Named Executive Officers that have an aggregate value of $10,000 or more.

Messrs. Donnelly, Ciofani, Cochrane and Santulli are entitled to benefits under the PMA Capital Corporation Pension Plan and the PMA Capital Corporation Supplemental Executive Retirement Plan, which were frozen effective December 31, 2005.  Messrs. Donnelly, Ciofani, and Cochrane are entitled to benefits under the PMA Capital Corporation Executive Management Pension Plan.  See “Post-Termination Arrangements” for a description of these plans.

Tax and Accounting Considerations.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows a tax deduction to public companies for compensation of over $1 million paid to a company’s chief executive officer and the four most highly compensated executives other than the chief executive officer.  However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.  We have and currently intend to structure incentive compensation to executives who may be subject to Section 162(m) in a manner that satisfies those requirements.  However, because of uncertainties as to the application and interpretation of Section 162(m) and its regulations, no assurance can be given that compensation intended to qualify as performance-based under Section 162(m) will actually do so.  Further, we reserve the authority to award non-deductible compensation in certain circumstances that we deem appropriate.

Section 409A, which was added to the Code effective January 1, 2005, imposes restrictions on nonqualified deferred compensation plans.  We believe that the Company’s nonqualified deferred compensation plans operated in substantial good faith compliance with Section 409A, in accordance with the statute and applicable guidance.  As required by Section 409A, the Company amended all plan documents to bring the plans into full documentary compliance with Section 409A and the final regulations prior to January 1, 2009.

On January 1, 2006, the Company began accounting for all share-based payments to employees, including stock options and restricted share awards, in accordance with the requirements under Financial Accounting Standards Board’s guidance for “Stock Compensation”.

Post-Termination Arrangements.  The Company provides the post-termination benefits described below as part of its overall compensation program.  In general, for retirement programs, the Company decided to move from defined benefit plans to defined contribution plans as of January 1, 2006 and all retirement plans were amended accordingly as of that date.

PMA Capital Corporation Pension Plan

The PMA Capital Corporation Pension Plan is a qualified defined benefit pension plan.  This plan was frozen as of December 31, 2005.  Therefore, no future benefits are earned under the plan after that date.  The benefits earned prior to January 1, 2006 are protected in accordance with applicable laws and regulations.  The accrued benefit under this plan is an integrated career pay formula.  In general, for each year of service prior to January 1, 2006, the participant earned 1.5% of compensation plus 0.3% of compensation in excess of Social Security Covered Compensation.  Benefits vest after 5 years.  Benefits are paid at retirement as an annuity.  Participants can retire with a subsidized reduced early retirement benefit at age 55 with 10 years of service or with an unreduced benefit at age 62 with 10 years of service or at normal retirement, age 65.

PMA Capital Corporation Supplemental Executive Retirement Plan

The PMA Capital Corporation Supplemental Executive Retirement Plan is a nonqualified defined benefit plan that mirrors the PMA Capital Corporation Pension Plan.  It is designed to replace the benefits that could not be provided under the qualified pension plan due to IRS limitations on compensation and benefits and due to elective deferrals under the PMA Capital Corporation Deferred Compensation Plan or PMA Capital Corporation 401(k) Excess Plan.  This plan was frozen as of December 31, 2005.  Therefore, no future accruals are earned under the plan after that date.  All plan provisions, including benefit formulas, retirement eligibilities and optional forms of benefit, are identical to the PMA Capital Corporation Pension Plan.

PMA Capital Corporation Executive Management Pension Plan (“EMPP”)

The EMPP is a nonqualified retirement arrangement that was designed to provide additional accruals to mid-career executive hires who will not have 25 years of service by age 60.  There are no new participants in this plan after December 31, 2005.  As of January 1, 2006, future accruals will be earned in an account-based defined contribution plan instead of the original defined benefit EMPP.  Benefits earned on and after January 1, 2006 are based on the same contribution percentages as the retirement contribution component of the qualified PMA Capital Corporation Retirement Savings Plan (including contribution percentages for grandfathered employees) and the pay rate at the executive’s date of hire.  Benefits earned prior to January 1, 2006 are based on the same formula as the PMA Capital Corporation Pension Plan and the pay rate at the executive’s date of hire.  Since the plan is designed to provide extra accruals for mid-career executive hires, once the sum of the service under the PMA Capital Corporation Pension Plan and the PMA Capital Corporation Retirement Savings Plan and the EMPP exceeds 25 years, EMPP accruals are reduced.  The executive’s benefit under the EMPP is eliminated once the executive has 25 years of service from date of hire.  The plan is not funded.  Executives can direct the investment options for the contribution credits earned on or after January 1, 2006.  The executive is vested in the EMPP benefit upon attainment of age 55 with 10 years of service or with an unreduced benefit at age 62 with 10 years of service or at normal retirement, age 65.

Employment and Severance Agreements

The Company has entered into employment and severance agreements with its executive officers which provide severance benefits.  See “Employment and Severance Agreements” beginning on page 39 for a discussion of these agreements.  Severance benefits under the employment and severance agreements are in lieu of and not in addition to any severance pay or benefits that would otherwise be payable to these executive officers under any other severance plan or policy of the Company.

The Compensation Committee evaluates the post-service arrangements and benefits of the executives and their reasonableness in light of practices at comparable companies and any benefits received by the Company in connection with such arrangements.

The severance agreements provide benefits to Messrs. Ciofani, Cochrane, Kibblehouse and Santulli where separation from employment occurs without cause or in the event that a change in control of the Company occurs and the Named Executive Officer’s employment is terminated without cause or for good reason.  The Compensation Committee believes that these arrangements will benefit the Company by encouraging the Named Executive Officers to remain in the employment of the Company provided that there is no material change in the terms and conditions of the Named Executive Officer’s employment.

The employment agreement for Mr. Donnelly entitles him to, among other things, a payment equal to a multiple of his base salary in the event that he voluntarily resign from his employment between 12 and 14 months following a change in control.  The Compensation Committee determined that such a payment was appropriate in light of the executive’s long history of service to the Company.  The Compensation Committee believes that the potential for the payment will provide a strong incentive to Mr. Donnelly to continue serving the Company for a meaningful amount of time following any change in control transaction because the payment is conditioned on service for a minimum of one year following a change in control.

 Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:

J. Gregory Driscoll (Chair)
Peter S. Burgess
Patricia A. Drago

2007-2009 Summary Compensation Table

The following table sets forth certain information regarding the compensation paid to or earned by our Chief Executive Officer, each person that has served as our Chief Financial Officer during the periods presented and our other named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)

Vincent T. Donnelly	2009	715,000	-	431,361	-	235,521	81,938 (4)	98,205	1,562,025
President and Chief Executive Officer	2008	715,000	-	414,000	-	185,972	36,115 (4)	98,473	1,449,560
	2007	696,250	-	276,000	-	212,692	- (4)	97,669	1,282,611

John Santulli, III	2009	275,313	-	57,009	-	39,000	59,943 (5)	37,969	469,234
Executive Vice President, Risk Services and Sales	2008	270,000	-	56,700	-	50,100	28,966 (5)	31,913	437,679
	2007	261,667	-	31,200	-	38,200	- (5)	31,094	362,161

Anthony J. Ciofani	2009	275,313	-	57,009	-	25,300	29,373 (6)	26,959	413,954
Executive Vice President and	2008	270,000	-	56,700	-	47,800	15,160 (6)	26,513	416,173
Chief Underwriting Officer, The PMA Insurance Group	2007	236,458	-	49,865	-	45,500	- (6)	23,592	355,415

Stephen L. Kibblehouse	2009	350,000	10,000	73,902	-	50,000	-	26,747	510,649
Executive Vice President and General Counsel	2008	168,494	35,000	84,410	-	87,500	-	217,087	592,491

John M. Cochrane	2009	223,896	-	64,698	-	23,500	22,642 (7)	22,215	356,951
Senior Vice President and Interim Chief Financial Officer

William E. Hitselberger	2009	435,016	-	187,928	-	134,184	- (8)	36,920	794,048
Former Executive Vice President and	2008	440,000	-	165,750	-	95,475	21,309 (8)	44,906	767,440
Chief Financial Officer	2007	425,000	-	110,500	-	81,812	- (8)	45,082	662,394

(1)
The amounts reported for Stock Awards reflect the aggregate grant date fair value computed in accordance with guidance for “Stock Compensation” for the fiscal years ended December 31, 2009, 2008 and 2007, and include the grant date fair value from restricted stock awards and Officer Long Term Incentive Plans granted in 2009, 2008 and 2007.  The grant date fair value from restricted stock awards was $24,880 for Mr. Cochrane in 2009, $46,050 for Mr. Kibblehouse in 2008 and $25,965 for Mr. Ciofani in 2007.  All other amounts included in 2009, 2008 and 2007 reflect the grant date fair value from Officer Long Term Incentive Plans.  Additional information regarding restricted stock awards and the Officer Long Term Incentive Plans is included in Note 14 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009, which is included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.  The grant date fair value of the awards assuming that the highest level of performance conditions is met under the Officer Long Term Incentive Plan is as follows:  Mr. Donnelly, $517,636; Mr. Santulli and Mr. Ciofani, $85,519; Mr. Kibblehouse, $110,857; Mr. Cochrane, $59,727; and Mr. Hitselberger, $228,200.

(2)
Represents actual payments to Messrs. Donnelly and Hitselberger made in March 2010, 2009 and 2008 under the performance plans set forth in their employment agreements and actual payments to the other named executive officers under the 2009, 2008 and 2007 Officer Annual Incentive Compensation Plans.

(3)	The following table sets forth the elements of All Other Compensation in 2009.

Name	Year	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($) (a)	Total ($)
Vincent T. Donnelly	2009	5,255	92,950	98,205

John Santulli, III	2009	2,178	35,791	37,969

Anthony J. Ciofani	2009	2,178	24,781	26,959

Stephen L. Kibblehouse	2009	2,247	24,500	26,747

John M. Cochrane	2009	2,064	20,151	22,215

William E. Hitselberger	2009	1,819	35,101	36,920

(a)
Includes contributions to both nonqualified retirement and savings plans (included in the table under “2009 Nonqualified Deferred Compensation”) and contributions to qualified retirement and savings plans.

(4)
The actuarial valuation of Mr. Donnelly’s pension increased by $81,938 and $36,115 during 2009 and 2008, respectively, and decreased by $31,545 during 2007.  The 2007 decrease was excluded from these calculations.

(5)
The actuarial valuation of Mr. Santulli’s pension increased by $59,943 and $28,966 during 2009 and 2008, respectively, and decreased by $8,918 during 2007.  The 2007 decrease was excluded from these calculations.

(6)
The actuarial valuation of Mr. Ciofani’s pension increased by $29,373 and $15,160 during 2009 and 2008, respectively, and decreased by $744 during 2007.  The 2007 decrease was excluded from these calculations.

(7)	The actuarial valuation of Mr. Cochrane’s pension increased by $22,642 during 2009.

(8)
The actuarial valuation of Mr. Hitselberger’s pension increased by $21,309 during 2008 and decreased by $103,033 and $6,260 during 2009 and 2007, respectively.  The 2009 and 2007 decreases were excluded from these calculations.

For an explanation of the amount of salary and bonus in proportion to total compensation, see “Compensation Discussion and Analysis.”

2009 Grants of Plan-Based Awards

The following table sets forth certain information regarding grants of awards to named executive officers in 2009 under any plan pursuant to which cash, securities or any other property may be received.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Vincent T. Donnelly	3/31/2009	214,500	429,000	643,500	-	-	-	-	-
	3/11/2009	-	-	-	59,091	118,181	141,818	-	431,361

John Santulli, III	2/18/2009	33,750	67,500	90,281	-	-	-	-	-
	3/11/2009	-	-	-	7,810	15,619	23,430	-	57,009

Anthony J. Ciofani	2/18/2009	33,750	67,500	90,281	-	-	-	-	-
	3/11/2009	-	-	-	7,810	15,619	23,430	-	57,009

Stephen L. Kibblehouse	2/18/2009	43,750	87,500	117,031	-	-	-	-	-
	3/11/2009	-	-	-	10,124	20,247	30,372	-	73,902

John M. Cochrane	2/18/2009	22,000	44,000	58,850	-	-	-	-	-
	3/11/2009	-	-	-	5,455	10,909	16,364	-	39,818
	12/21/2009	-	-	-	-	-	-	4,000	24,880

William E. Hitselberger	3/31/2009	100,125	200,250	333,750	-	-	-	-	-
	3/11/2009	-	-	-	25,744	51,487	62,521	-	187,928

(1)
The Estimated Future Payouts shown represent threshold, target and maximum payout potentials.  The actual payouts were made in March 2010 and appear in the Non-Equity Incentive Plan Compensation column of the 2007-2009 Summary Compensation Table.

(2)
In March 2009, the Compensation Committee of the Board of Directors granted long-term incentive compensation awards payable based on the Company’s book value per share and earnings per share at December 31, 2011.  The Estimated Future Payouts shown represent the number of shares issuable under the restricted share units granted.  In the event the Company meets or exceeds the performance criteria, restricted share units will be paid in shares of the Company’s Class A Common Stock.  These long-term awards are not guaranteed; no payments will be made unless the performance objective is achieved at the end of the measurement period.

(3)
The amounts reported for Grant Date Fair Value of Stock and Option Awards reflect the dollar amount calculated in accordance with guidance for “Stock Compensation” for restricted stock granted in 2009 and estimated amounts related to the 2009 long-term incentive compensation awards.  Additional information regarding restricted stock awards and the 2009 long-term incentive compensation awards is included in Note 14 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009, which is included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

For a description of the material terms of employment and severance agreements with the named executive officers, see “Employment and Severance Agreements.”  For a description of the terms of the awards reported in the table above, see “Compensation Discussion and Analysis – Incentive Plans.”

Outstanding Equity Awards at 2009 Fiscal Year End

The following table sets forth certain information regarding unexercised options, stock that has not vested, and equity incentive plan awards for the named executive officers outstanding as of December 31, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

	Exercisable	Unexercisable

Vincent T. Donnelly	25,000			21.50	2/2/2010
	25,000			20.00	2/7/2011
	25,000			19.50	2/6/2012
	67,000			9.14	5/28/2013
	405,350			7.02	5/6/2014
	60,909			7.87	3/15/2015
								59,091	1,074,773

John Santulli, III	10,000			21.50	2/2/2010
	10,000			18.00	2/7/2011
	5,000			19.50	2/6/2012
	2,888			5.78	3/10/2014
	12,623			7.87	3/15/2015
								7,810	135,452

Anthony J. Ciofani	2,500			21.50	5/15/2010
	3,000			18.00	2/7/2011
	11,400			5.78	3/10/2014
	6,623			7.87	3/15/2015
								7,810	129,452

Stephen L. Kibblehouse						2,500 (3)	15,750	10,124	95,748

John M. Cochrane	7,013			7.87	3/15/2015
						4,000 (4)	25,200	5,455	34,364

William E. Hitselberger	6,000			20.00	2/2/2010
	5,000			19.50	3/8/2010
	7,000			18.00	3/8/2010
	20,000			19.50	3/8/2010
	23,600			9.14	3/8/2010
	128,500			7.02	3/8/2010
	24,838			7.87	3/8/2010

(1)
In March 2007 and 2009 and February 2008, the Compensation Committee of the Board of Directors granted long-term incentive compensation awards payable in the event the Company achieves certain performance objectives in 2009, 2010 and 2011.  These long-term awards are not guaranteed; no payments will be made unless the performance objectives are achieved at the end of the measurement periods.  No payments were earned with respect to the 2007 awards.  The award opportunities are equal to a percentage of base salary.  If earned, the dollar amount of the 2007 and 2008 award opportunities would be divided by the closing price of the Company’s Class A Common Stock on the payment date and that number of shares would be delivered to the recipient.  The 2009 award opportunities were made in restricted share units.  If earned, the restricted share units will be converted into shares of Class A Common Stock.  Because the number of shares that could be awarded under the 2007 and 2008 awards is based on the closing price on the date of payment, the number of unearned shares is not reported in this column.  This column includes only the number of shares that would be earned if threshold performance is achieved under the 2009 long-term incentive compensation awards.

(2)
The value reported represents the aggregate of the threshold payout potential of the long-term incentive compensation awards.  For the 2007 and 2008 awards, the amount payable assuming achievement of threshold performance objectives was used.  For the 2009 awards, the amount used equals the number of shares that would be earned if threshold performance is achieved times the closing price of the Company’s Class A Common Stock on December 31, 2009.

(3)	These shares vest on June 30, 2010.
(4)	These shares vest 50% on June 21, 2010 and 50% on December 21, 2010.

2009 Option Exercises and Stock Vested

The following table sets forth certain information regarding exercise of stock options, SARs and similar instruments, and vesting of stock, including restricted stock, restricted stock units and similar instruments, during 2009 for each of the named executive officers.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Vincent T. Donnelly	-	-

John Santulli, III	-	-

Anthony J. Ciofani	-	-

Stephen L. Kibblehouse	2,500	11,375

John M. Cochrane	-	-

William E. Hitselberger	-	-

 2009 Pension Benefits

The following table sets forth certain information regarding plans that provide for payments or other benefits at, following or in connection with retirement.

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Vincent T. Donnelly	PMA Capital Corp Pension Plan PMA Capital Corp Supplemental Executive Retirement Plan PMA Capital Corp Executive Management Pension Plan	14 14 8	334,026 429,100 182,813	- - -

John Santulli, III	PMA Capital Corp Pension Plan PMA Capital Corp Supplemental Executive Retirement Plan	24 24	475,513 41,963	- -

Anthony J. Ciofani	PMA Capital Corp Pension Plan PMA Capital Corp Supplemental Executive Retirement Plan PMA Capital Corp Executive Management Pension Plan	6 6 10	72,706 89 99,524	- - -

Stephen L. Kibblehouse	-	-	-	-

John M. Cochrane	PMA Capital Corp Pension Plan PMA Capital Corp Supplemental Executive Retirement Plan PMA Capital Corp Executive Management Pension Plan	3 3 7	50,261 1,469 83,367	- - -

Wiliam E. Hitselberger (3)	PMA Capital Corp Pension Plan PMA Capital Corp Supplemental Executive Retirement Plan	10 10	173,968 70,892	- -

(1)
As of December 31, 2009, the number of years of credited service for the PMA Capital Corporation Pension Plan and the PMA Capital Corporation Supplemental Executive Retirement Plan is four years less than the actual number of years of service with the Company, since future benefit accruals for both of these plans were eliminated as of December 31, 2005.  The number of years of credited service under the PMA Capital Corporation Executive Management Pension Plan for participants with less than 12.5 years of service with the Company equals years of service with the Company.  For all other participants, it equals 25 minus years of service with the Company.

(2)
The assumptions used to calculate the present value of accumulated benefits for the table under “2009 Pension Benefits” were:  discount rate – 6.25%; retirement age - 62; termination and disability rates - none; form of payment - single life annuity.  See “Compensation Discussion and Analysis” for additional information regarding the provisions of each plan.

(3)	Mr. Hitselberger did not have a vested benefit under the PMA Capital Executive Management Pension Plan when he terminated his employment. As a result, his benefit under this plan was forfeited.

For descriptions of the PMA Capital Corporation Pension Plan, the PMA Capital Corporation Supplemental Executive Retirement Plan and the PMA Capital Corporation Executive Management Pension Plan and their purposes, see “Compensation Discussion and Analysis – Post-Termination Arrangements.”

 2009 Nonqualified Deferred Compensation

The following table sets forth certain information regarding defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($) (2)
Vincent T. Donnelly	13,750	61,100	18,809	-	426,349

John Santulli, III	2,161	3,941	19,196	-	91,856

Anthony J. Ciofani	8,278	5,874	5,962	-	46,320

Stephen L. Kibblehouse	6,500	10,637	3,430	-	33,961

John M. Cochrane	390	35	6,628	-	29,363

William E. Hitselberger	-	13,051	(18,655)	-	129,165

(1)
Registrant contributions are reported as All Other Compensation in the 2007-2009 Summary Compensation Table as part of amounts shown in footnote 3 to the table under the heading “Company Contributions to Retirement and 401(k) Plans.”  The amounts include contributions to both qualified and nonqualified plans.

(2)	Registrant contributions prior to 2009 were as follows: Mr. Donnelly, $232,472; Mr. Santulli, $34,455; Mr. Ciofani, $11,798; Mr. Kibblehouse, $7,292; and Mr. Hitselberger, $72,694.

The Company maintains two retirement savings plans both of which are defined contribution plans; the PMA Capital Corporation Retirement Savings Plan and the PMA Capital Corporation Retirement Savings Excess Plan.  Earnings under both plans are based on market performance of investments selected by participants.

The Retirement Savings Plan is a qualified defined contribution plan that has two key components: (a) a 401(k) savings component with an employer match and (b) an automatic employer contribution component.  The 401(k) savings component allows employees to defer compensation on a pre-tax basis.  The Company provides a matching contribution of 100% up to the first 5% of compensation contributed by the employee.  The automatic employer contribution component provides a Company contribution regardless of whether the employee elects to contribute his or her own money.  This component was effective January 1, 2006 upon the changes to the defined benefit pension plans.  In general, the Company contribution is a percentage of pay based on the employee’s age each year (2% for employees under 30, 3% for employees age 30-44, 4% for employees age 45-54 and 5% for employees age 55 and older).  However, all employees who were at least age 50 with 5 or more years of service as of December 31, 2005 were designated as grandfathered employees.  Grandfathered employees receive a higher Company contribution to help replace some of the benefit lost at the time of the pension plan freeze.  The Company contributions are also based on the grandfathered employee’s age each year (6% for ages 50-54, 8% for ages 55-59 and 10% for ages 60 or older).  Employees must complete one year of service to be eligible to participate in the Retirement Savings Plan.  For years prior to and including 2006,

Company contributions vested after five years.  For years after 2006, a five-year graduated vesting schedule is in place.

The Retirement Savings Excess Plan is a nonqualified defined contribution plan with contribution formulas that mirror the Retirement Savings Plan.  Just like the Retirement Savings Plan, which is a qualified plan, the Retirement Savings Excess Plan consists of two components – the 401(k) Excess Savings account and the Excess Retirement Contribution account.  The Retirement Savings Excess Plan is designed to replace benefits that cannot be provided in the qualified Retirement Savings Plan primarily due to:  Internal Revenue Service limitations on pay that can be recognized in a qualified plan (i.e., $230,000 for 2008); and Internal Revenue Service limitations on pre-tax elective deferrals to a qualified 401(k) plan (i.e., $15,500 for 2008).  In general, the key provisions of the Retirement Savings Excess Plan are identical to the key provisions of the qualified Retirement Savings Plan except that Company 401(k) contribution credits are immediately vested.

 Employment and Severance Agreements

In March 2009, we entered into amended and restated employment agreements with Vincent T. Donnelly, President and Chief Executive Officer, and William E. Hitselberger, Former Executive Vice President and Chief Financial Officer. The term of Mr. Donnelly’s employment agreement expires in March 2012.  Mr. Hitselberger voluntarily terminated his employment with the Company effective December 8, 2009.

Mr. Donnelly’s employment agreement establishes certain compensation and benefits that will be paid or provided to him, including his minimum salary and eligibility for annual and long-term incentive compensation.  The employment agreement also provides for certain payments to Mr. Donnelly in the event that his employment is terminated.

Compensation and Benefits

Vincent T. Donnelly

Under the terms of Mr. Donnelly’s employment agreement, we agreed to pay him a base salary of not less than $715,000 per year and he is eligible for an annual incentive award based upon achievement of certain goals and performance criteria set by the Compensation Committee, payable in cash and/or equity.  For 2009, the targeted amount of the annual incentive award was 60% of Mr. Donnelly’s 2009 base salary.  Mr. Donnelly received an incentive compensation payment of $235,521 for 2009.

Under the terms of his employment agreement, Mr. Donnelly is eligible for long-term incentive awards under our equity incentive plan.  Mr. Donnelly’s prior employment agreement provided for long-term incentive awards targeted at 100% of his base salary.  Because the Company did not achieve the operating objectives set by the Compensation Committee, Mr. Donnelly received no payment of under the long-term incentive plan for the three year period ending December 31, 2009.  Long-term incentive awards for the three years ending December 31, 2010 and 2011 were set by the Compensation Committee pursuant to the terms of Mr. Donnelly’s employment agreement in effect on the date of grant.  The target award for each three year period is $715,000.  The long-term incentive award for the three year period ending December 31, 2010 will be paid in shares of Class A Common Stock based on the closing price on the date of payment.  The long-term incentive award for the three year period ending December 31, 2011 was made in the form of restricted share units and Mr. Donnelly will earn a percentage of those shares, from 0% to 120%, based on the Company’s performance during the measurement period.

Under the terms of his employment agreement, Mr. Donnelly is also entitled to:

•	the standard benefits we make available from time to time to our senior executive employees;

•	participate in certain retirement and pension plans that we provide; and

•	a supplemental long-term disability benefit.

Severance and Change in Control Benefits

Vincent T. Donnelly

Mr. Donnelly’s employment agreement provides for us to make certain payments to him in connection with a termination of his employment.  The amounts due to be paid depend on the event triggering the termination.  Triggering events for severance include termination by Mr. Donnelly for good reason, termination by the Company without cause, termination by Mr. Donnelly without good reason after being employed for at least 90% of the term of the agreement and Mr. Donnelly’s voluntary resignation following a change in control.

Under the agreement, “change in control” means a change in control of the Company requiring disclosure under Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934 or Item 5.01 of Form 8-K.  The following events are deemed to constitute a change in control:

•	if any person directly or indirectly acquires more than 50% of the voting securities of the Company;

•	if after consummation of a merger or other business combination, the Company’s shareholders own less than 50% of the voting stock of the surviving company;

•	the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company; or

•
if a majority of the Company’s Board of Directors is replaced in any twelve month period by individuals whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

In order to constitute a change in control under the agreement, the event must also constitute a change in the ownership or effective control of PMA Capital Corporation or in the ownership of a substantial portion of the assets of PMA Capital Corporation, as described in Section 409A of the Internal Revenue Code and applicable Treasury Regulations.

Under the agreement, “cause” means Mr. Donnelly:

•	commits an act of fraud, embezzlement or theft or commits a felony in the course of his employment;

•	engages in knowing and willful misconduct or gross negligence in the performance of his duties;

•	unlawfully appropriates a corporate opportunity of the Company or its affiliates and subsidiaries; or

•	knowingly and willfully breaches a representation, warranty or covenant contained in the employment agreement in any material respect.

Under the agreement, “good reason” means:

•	a material adverse change in Mr. Donnelly’s duties, authority or responsibilities without his agreement;

•	requiring Mr. Donnelly to relocate his office to executive offices more than 50 miles from the Company’s existing executive offices;

•	a material reduction in the overall value of the employee benefits being provided to Mr. Donnelly unless the reduction is effective for all senior executive employees; or

•	a material breach by the Company of its obligations to Mr. Donnelly under his employment agreement.

If we terminate Mr. Donnelly’s employment without cause or if he resigns for good reason, then, provided he signs and does not revoke a general release in favor of the Company, we will pay him:

•	the cash portion of any annual incentive bonus for the year in which termination occurs that is earned by him for the accomplishment of certain identifiable tasks;

•	the portion of his annual incentive compensation for the year in which the termination occurs that the Compensation Committee determines was earned by him;

•	the pro rata portion of his long-term incentive award, determined by the length of time he was employed during the three year period; and

•
24 months of severance pay equal to the sum of his then existing monthly base salary plus 1/12th of the amount of his minimum targeted annual incentive compensation for the year in which his employment terminates.

If Mr. Donnelly terminates his employment without good reason after being employed for at least 90% of the term of the agreement, he will be entitled to compensation and benefits as if his employment was terminated without cause or for good reason except that the amount of the monthly severance payments to which he will be entitled will not be based upon his salary and annual incentive compensation award immediately before termination, but rather the amount is fixed at $95,333 per month for 24 months.

In addition to the foregoing payments, for a period of two years or until he becomes eligible to receive health insurance coverage through a new employer, whichever is shorter, we will pay a portion of the premium for health insurance benefits Mr. Donnelly elects to receive under COBRA that is equal to the amount paid by the Company prior to termination.  After COBRA coverage expires, Mr. Donnelly will be responsible for paying any premium incurred and we will pay him a bonus equal to the amount of the premium paid by him.  The bonus will be grossed up for taxes and paid in the same month in which Mr. Donnelly pays the premium.  He will also be entitled to participate in the life insurance and accidental death and disability insurance provided by the Company for a period of two years from the termination date.

Payments will generally be made on the Company’s regular pay dates.  Payments to be made during the six months following a termination event will be paid in a lump sum at the end of the six month period together with interest accruing on the amount owed at the rate of interest used to determine lump sum payments under the PMA Capital Corporation Pension Plan.  However, if one of the termination events described above occurs within 14 months following a change in control, all payments will be paid in a lump sum on the first business day following the six month anniversary of Mr. Donnelly’s termination date.

If Mr. Donnelly voluntarily resigns between 12 and 14 months following a change in control or is terminated without cause within 12 months following a change in control, then, provided he signs and does not revoke a general release in favor of the Company and in lieu of any other severance payments provided under the agreements, we will pay him:

•	the cash portion of any annual incentive bonus for the year in which termination occurs that is earned by him for the accomplishment of certain identifiable tasks;

•	the portion of his annual incentive compensation for the year in which the termination occurs that the Compensation Committee determines was earned;

•	the pro rata portion of his long-term incentive award, determined by the length of time he was employed during the three year period; and

•
a sum equal to three times the greater of his then current annual base salary or his base salary in effect immediately prior to the change in control plus three times the greater of the amount of his minimum targeted annual incentive award for the year of the termination or the amount of that target for the year corresponding to the date immediately before the change in control.

In addition to the foregoing payments, for a period of three years or until Mr. Donnelly becomes eligible to receive health insurance coverage through a new employer, whichever is shorter, we will pay a portion of the premium for health insurance benefits he elects to receive under COBRA that is equal to the amount paid by the Company prior to termination.  After COBRA coverage expires, he will be responsible for paying any premium incurred and we will pay him a bonus equal to the amount of the premium paid by him.  The bonus will be grossed up for taxes and paid in the same month in which he pays the premium.  Mr. Donnelly will also be entitled to participate in the life insurance and accidental death and disability insurance provided by the Company for a period of three years from the termination date.

Any payment calculated based on a multiple of salary and bonus will be paid in a lump sum on the first business day following the six month anniversary of Mr. Donnelly’s termination date.

If Mr. Donnelly is terminated for cause, has his employment terminated as a result of his death or disability or resigns without good reason before completing 90% of the term of the agreement, then we will provide him with the benefits due to him under the terms of the Company’s benefit programs and we will pay him (or his estate):

•	accrued and unpaid compensation and out-of-pocket business expenses; and

•	the portion of his annual incentive compensation for the year in which the termination occurs that the Compensation Committee determines was earned.

Mr. Donnelly is fully vested in his retirement benefit under the EMPP.  He will also receive an increase in his benefit under the PMA Capital Corporation Retirement Savings Excess Plan so that the aggregate amount payable under the Executive Management Pension Plan and the Retirement Savings Excess Plan is not less than that which he would have received under the plans had his employment continued through the 24 month anniversary (36 month anniversary in the event he resigns between 12 and 14 months following a change in control) of his termination date.  These benefits will be received by Mr. Donnelly during the quarter in which the 18 or 24 month anniversary date of his termination occurs, unless the termination (other than a termination due to his death) occurs within 14 months of a change in control in which case the benefits will be received on the 6 month anniversary of the date on which the change in control occurred.

If the value of any compensation provided under our agreement with Mr. Donnelly is subject to interest or tax penalties under Section 409A or 4999 of the Code, and those penalties are imposed on him, he is entitled to a “gross up” payment in an amount equal to the tax penalties and any penalties imposed on the gross up payment.

Anthony J. Ciofani, John M. Cochrane, Stephen L. Kibblehouse, and John Santulli, III

In February 2009, we entered into severance agreements with Messrs. Ciofani, Kibblehouse and Santulli.  In December 2009, we entered into a severance agreement with Mr. Cochrane.  The severance agreements provide that each of the executives will be entitled to certain payments and benefits in the event that their employment is terminated.  Events triggering payments or the provision of benefits under the agreements are termination by us with or without cause, termination by the executive with or without good reason and the death or disability of the executive.  If, in anticipation of or within 18 months following a change in control, we terminate an executive’s employment without cause or due to a disability or an executive terminates his employment for good reason, payments under the severance agreement will vary from the payments that the executive would have received if a change in control had not occurred.

The meaning of the terms “cause,” “good reason” and “change in control” under the severance agreements are the same in all material respects to the definitions included in the employment agreement for Mr. Donnelly.

If we terminate the employment of Messrs. Ciofani, Cochrane, Kibblehouse or Santulli without cause or if they terminate their employment for good reason, then, in addition to paying the executive whose employment has terminated his accrued salary, we will provide him:

•	a prorated target bonus multiplied by the average payout factor of the Company’s annual incentive plans for the previous three years;

•
a cash severance payment equal to 100% of the sum of his annual base salary and his target annual bonus with the target annual bonus being multiplied by the average payout factor of the Company’s annual incentive plans for the previous three years;

•	the continuation of health and welfare benefits for one year;

•	three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options;

•	the prorated portion of any outstanding long-term incentive awards, which will be deemed earned, paid in accordance with the terms set forth in the awards; and

•	the services of an outplacement company to assist the executive with job search support.

In the event that the termination without cause or for good reason occurs in anticipation of or within the 18 month period following a change in control, the foregoing benefits will be modified as follows:

•	the cash severance payment will be paid at 150% of salary and the target bonus;

•	all outstanding long-term incentive awards will be paid as if 100% of the performance targets had been met and will be paid within two and one-half months of termination;

•	any other outstanding equity-based awards will become fully vested; and

•	health and welfare benefits will be provided for one and one-half years.

If an executive’s employment is terminated due to death or disability, we will provide him or his estate:

•	accrued salary;

•	a prorated target bonus multiplied by the average payout factor of the Company’s annual incentive plans for the previous three years; and

•	one year (or until the last day of the stock option term, whichever occurs first) to exercise any stock options.

In addition, all outstanding equity based awards will vest on the date of termination.

If an executive’s employment is terminated for cause, he will be entitled to any accrued base salary.  All outstanding stock options and unvested equity awards will be forfeited.  If an executive terminates his employment without good reason, he will receive any accrued base salary and will have three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options.  All unvested equity based awards will be forfeited.

If any payments provided to Messrs. Ciofani, Kibblehouse or Santulli upon termination of employment, become subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, then the payments will be reduced by an amount up to 10% if the reduction would make the excise tax not apply to the payments.  If the excise tax would still apply after the reduction, then no reduction will be made and the executive will be entitled to receive from the Company a gross up payment equal to the amount of the excise tax and any taxes imposed on the amount of the gross up payment.  Mr. Cochrane’s agreement, consistent with the Compensation Committee’s determination not to provide tax gross-ups to newly hired or promoted executives, does not provide for a similar benefit.

All payments that may become due to Messrs. Ciofani, Cochrane, Kibblehouse or Santulli are conditioned upon the executive executing and delivering a complete release in favor of the Company.

William E. Hitselberger

Under the terms of Mr. Hitselberger’s employment agreement, we agreed to pay him a base salary of not less than $445,000 per year.  Mr. Hitselberger was also entitled to earn an annual incentive award targeted at 45% of his base salary and a long-term incentive award targeted at 70% of his base salary.  Mr. Hitselberger voluntarily resigned from his position as Executive Vice President and Chief Financial Officer effective December 8, 2009.  In connection with his resignation, and in accordance with his employment agreement, Mr. Hitselberger received a pro-rata portion of his annual incentive in addition to his base salary. Mr. Hitselberger’s resignation did not constitute a triggering event under the terms of his employment agreement; therefore, no severance was paid.  Pursuant to the terms of his employment agreement, the annual incentive compensation for the Chief Financial Officer for the year ended December 31, 2009 ranged from 0% to 75% (with a target of 45%), based upon achievement of specific financial results of PMA Capital that are consistent with the 2009 Officer Annual Incentive Compensation Plan financial objectives and personal objectives.  The Company awarded Mr. Hitselberger an annual incentive payment in the amount of $134,184.  Mr. Hitselberger had 90 days following termination of his employment to exercise his outstanding options.  Those options expired on March 8, 2010 unexercised.

Potential Termination/Change in Control Payments

The following table sets forth certain information regarding estimated payments and benefits that would be provided to the named executive officers at, following or in connection with the identified termination events, assuming, in each case, that the event occurred on December 31, 2009.

Name	Benefit	Involuntary Termination w/o Cause or for Good Reason ($)		Qualifying Termination in connection with a Change in Control ($)		Voluntary Termination ($) (1)	Death ($)	Disability ($)
Vincent T. Donnelly	Cash Severance	1,430,000		2,145,000		-	-	-
	Cash Bonus Payment	858,000		1,287,000		-	-	-
	Long Term Incentives	724,847	(2)	724,847	(2)	-	-	-
	Health and Welfare Continuation	12,570		22,578		-	-	-
	Defined Contribution Continuation	114,400		171,600		-	114,400	114,400
	Insurance Continuation	10,511		15,766		-	-	-
	Excise Taxes	-		1,663,969		-	-	-
	Total	3,150,328		6,030,760		-	114,400	114,400

John Santulli, III	Cash Severance	277,500		416,250		-	-	-
	Cash Bonus Payment	54,628		81,942		-	-	-
	Long Term Incentives	95,800	(2)	95,800	(2)	-	-	-
	Health and Welfare Continuation	1,560		2,340		-	-	-
	Outplacement services	18,000		18,000		-	-	-
	Total	447,488		614,332		-	-	-

Anthony J. Ciofani	Cash Severance	277,500		416,250		-	-	-
	Cash Bonus Payment	54,628		81,942		-	-	-
	Long Term Incentives	95,800	(2)	95,800	(2)	-	-	-
	Health and Welfare Continuation	14,059		21,089		-	-	-
	Outplacement services	18,000		18,000		-	-	-
	Total	459,987		633,081		-	-	-

Stephen L. Kibblehouse	Cash Severance	350,000		525,000		-	-	-
	Cash Bonus Payment	70,814		106,221		-	-	-
	Long Term Incentives	74,485	(2)	74,485	(2)	-	-	-
	Health and Welfare Continuation	12,319		18,479		-	-	-
	Equity Based Awards	-		15,750	(3)	-	15,750	15,750
	Outplacement services	18,000		18,000		-	-	-
	Total	525,618		757,935		-	15,750	15,750

John M. Cochrane	Cash Severance	240,000		360,000		-	-	-
	Cash Bonus Payment	35,609		53,414		-	-	-
	Long Term Incentives	66,909	(2)	66,909	(2)	-	-	-
	Health and Welfare Continuation	9,372		14,058		-	-	-
	Equity Based Awards	-		25,200	(4)	-	25,200	25,200
	Outplacement services	18,000		18,000		-	-	-
	Total	369,890		537,581		-	25,200	25,200

(1)
No amounts would be due Mr. Donnelly in the event of a voluntary termination at December 31, 2009 because he has no right to severance or benefits in the event of a voluntary termination unless the termination occurs after he has completed 90% of the term of his employment agreement.  Assuming he had served for 90% of the term at December 31, 2009, Mr. Donnelly would have been entitled to severance and benefits in the amount of $2,288,000.

(2)
In the event of termination where the executive is eligible to receive severance pay, the named executive is eligible to receive a pro rata portion of his long-term incentive award determined by the length of time the executive was employed during the three year period.  These examples assume departure on December 31, 2009, so one-third of the potential 2009 long-term incentive has been assumed and two-thirds of the potential 2008 long-term incentive has been assumed.  However, long-term incentive awards are not guaranteed and no payments will be made unless the predetermined measures are achieved at the end of the three year measurement period.

(3)	Represents vesting of restricted stock granted on hire date.

(4)	Represents vesting of restricted stock granted in connection with appointment as Interim Chief Financial Officer.

 Director Compensation

The Board of Directors believes that a competitive Board compensation structure is necessary to enable us to attract, motivate and retain highly qualified individuals to serve as directors.

Our Nominating and Corporate Governance and Compensation Committees review the fee structure of the Board of Directors on an annual basis and make recommendations to the Board of Directors regarding any proposed changes to this fee structure.  In 2008, an independent compensation consultant was engaged to analyze the fee structure of the Board of Directors.  As a result of this analysis, the Board of Directors adopted the compensation structure for non-employee directors outlined below.

Non-employee directors are reimbursed for expenses of meeting attendance and in 2009 were compensated according to the following schedule:

Board of Directors
Member Annual Retainer	$35,000 plus 3,000 shares of restricted stock*

All Committees other than Audit Committee
Chair Annual Retainer	$10,000
Member Annual Retainer	$5,000
Meeting Fees	$1,500 per meeting

Audit Committee
Chair Annual Retainer	$20,000
Member Annual Retainer	$10,000
Meeting Fees	$1,500 per meeting

*Restrictions on shares of restricted stock lapse on the one-year anniversary of the grant date.

As a further component of its compensation structure, the Board of Directors has also provided that any non-employee director first elected to the Board of Directors after January 1, 2004 will receive shares of Class A Common Stock subject to restrictions on transfer that lapse over a three-year period equal in value to $100,000 based on the fair value of the Class A Common Stock on the date he or she is first elected to the Board, rounded to the nearest whole share.

The Board has also adopted share ownership requirements for all non-employee directors that require them to beneficially own shares of Class A Common Stock equal to 2.5 times the Board’s Annual Retainer.  If elected after March 10, 2004, non-employee directors must satisfy this requirement within a five-year period from their first election to the Board.

A member who undertakes a special or committee assignment on behalf of the Board or a Committee is eligible to receive such additional fees as the Board may approve.  During 2009, no director received any fees for a special or committee assignment on behalf of the Board.

In addition to receiving the Board and Committee retainers and the corresponding meeting fees set forth above for all non-employee directors, Mr. Schneider, the non-executive Chairman of the Board of Directors, also receives an annual retainer of $200,000 plus an annual equity grant of 6,000 shares of restricted stock.  Accordingly, on May 5, 2009, we granted Mr. Schneider 6,000 shares of restricted stock.  The restrictions with respect to such award will lapse on May 5, 2010.

2009 Director Compensation

The following table sets forth certain information regarding the compensation of the Company’s non-employee directors for 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(2)	Total ($)
Peter S. Burgess	85,500	14,190	99,690

Patricia A. Drago	63,000	14,190	77,190

J. Gregory Driscoll	69,500	14,190	83,690

Charles T. Freeman	71,000	14,190	85,190

James C. Hellauer	62,000	14,190	76,190

Richard Lutenski	46,000	14,190	60,190

John D. Rollins	63,500	14,190	77,690

L. J. Rowell, Jr.	9,000	-	9,000

Neal C. Schneider	269,500	42,570	312,070

(1)
The amounts reported for stock awards reflect the aggregate grant date fair value computed in accordance with guidance for “Stock Compensation” and include amounts from awards granted in 2009.  In May 2009, each director received 3,000 shares with restrictions that lapse in May 2010, and Mr. Schneider received an additional 6,000 shares with restrictions that lapse in one year.  Additional information regarding restricted share awards is included in Note 14 to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2009, which is included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2)
As of December 31, 2009, the restricted shares held by each director was as follows: Mr. Burgess, 3,000 shares; Ms. Drago, 6,242 shares; Mr. Driscoll, 3,000 shares; Mr. Freeman, 3,000 shares; Mr. Hellauer, 3,000 shares; Mr. Lutenski, 3,000 shares; Mr. Rollins, 3,000 shares; and Mr. Schneider, 9,000 shares.

Equity Compensation Plan Information

The following table provides information with respect to compensation plans under which our equity securities are authorized for issuance as of December 31, 2009:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,134,286	$9.01	2,604,276 (1)
Equity compensation plans not approved by security holders	-	-	-
Total	1,134,286	$9.01	2,604,276

(1)
Includes 2,433,398 shares that are available for future issuance under our 2007 Omnibus Incentive Compensation Plan and 170,878 shares that are available for issuance under our 2004 Directors Plan.  These plans were approved by shareholders at the 2007 and 2004 Annual Meetings of Shareholders, respectively.  The 2007 Omnibus Incentive Compensation Plan authorizes the grant of stock options, share appreciation rights, restricted shares, deferred shares, bonus shares or shares in lieu of other obligations, dividend equivalent rights or other share-based awards and performance awards.  The 2004 Directors Plan authorizes the grant of shares in lieu of retainer, restricted shares and stock options.

 Certain Relationships and Related Party Transactions

The Audit Committee’s charter provides that the Audit Committee is responsible for reviewing and approving transactions between the Company and/or its subsidiaries and any officer, director or affiliate that involves an amount in excess of $120,000 and in which an officer, director or affiliate has a direct or indirect material interest.  The Company’s Business Ethics and Practices Policy prohibits employees from taking part in any transaction in which they have a personal interest if there is, or might appear to be, a conflict between that interest and the interests of the Company without seeking a determination by the General Counsel or his designee as to whether the transaction is proper.  In addition, the Code of Ethics for Chief Executive Officer and Senior Financial Officers provides that, prior to taking part in a transaction that creates or appears to create a conflict of interest, such employees must make full disclosure of all facts and circumstances and obtain prior written approval from the Audit Committee.

The Code of Ethics for Directors prohibits directors from taking part in any transaction in which they have a personal interest if there is, or might appear to be, a conflict between that interest and the interests of the Company without prior written approval from the Audit Committee.

The Business Ethics and Practices Policy, the Code of Ethics for Chief Executive Officer and Senior Financial Officers and the Code of Ethics for Directors are available on our website at www.pmacapital.com.

 Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires that our executive officers and directors, as well as persons who own more than 10% of a registered class of our equity securities, file reports of their ownership and changes in ownership of our equity securities with the Securities and Exchange Commission and to furnish us with a copy of those reports.  Based upon written representations we have received from our executive officers and directors and the reports filed during 2009, we believe that all such filings required during 2009 were made on a timely basis.

 Vote Requirement

The three nominees who receive the highest number of votes cast by the holders of Class A Common Stock entitled to vote will be elected as directors.  Votes withheld and broker non-votes are not counted toward a nominee’s total.

The Board of Directors recommends that you vote FOR each of the nominees.

           Item 2.  APPROVAL OF SECTION 382 SHAREHOLDER RIGHTS PLAN

On August 6, 2009, our Board of Directors adopted a Section 382 Shareholder Rights Plan (the “Rights Plan”).  This proposal provides an opportunity for shareholders to approve the Board of Directors adoption of the Rights Plan.  If the Rights Plan is not approved by shareholders before August 6, 2010, it will expire on that date.

 Purpose of the Rights Plan

The Board adopted the Rights Plan to help protect shareholder value.  The Rights Plan is designed to protect the Company’s ability to use its tax net operating loss carryforwards (“NOLs”) to reduce potential future federal income tax obligations.  As of December 31, 2009, the Company had NOLs of approximately $250 million, most of which are set to expire between 2021 and 2029.  United States Federal income tax rules, and Section 382 of the Internal Revenue Code in particular, substantially limit the use of the NOLs if the Company experiences an “ownership change.”  In general, an ownership change occurs if there is a cumulative change in the ownership of the Company by “5% shareholders” that exceeds 50 percentage points over a rolling three-year period.  Provided that use of the NOLs does not become limited, the Company believes that it will be able to use a significant amount of the NOLs to offset income.  However, if an “ownership change” occurs, the Company’s ability to use the NOLs will be severely limited, and the value of the NOLs could be significantly impaired.

In connection with the adoption of the Rights Plan, the Company terminated its prior rights plan.  The prior rights plan was adopted in May 2000 in order to deter coercive or unfair takeover attempts.  The current Rights Plan was not adopted to protect shareholders from a takeover attempt, but rather to preserve the Company’s ability to use its NOLs.  As described in more detail below, the current Rights Plan will terminate if it is no longer needed to protect the Company’s ability to use its NOLs.  Because of the significant value of the NOLs to the Company, the Board of Directors believes it is in the best interest of the shareholders and the Company to approve the adoption of the Rights Plan.  The Board of Directors unanimously approved the Rights Plan and recommends that shareholders approve the Rights Plan at the Annual Meeting.

 Summary Description of the Rights Plan

The following description of the Rights Plan is only a summary and is qualified in its entirety by reference to the Section 382 Shareholder Rights Plan, which is attached as Appendix A to this Proxy Statement.  Shareholders should read carefully the Rights Plan in its entirety.

The Rights.  The rights are intended to protect the Company’s NOLs by deterring any person or group from triggering Section 382 of the Internal Revenue Code by acquiring 5% or more of the Company’s Class A Common Stock without the approval of the Board.  The Board authorized the issuance of, and the Company issued, one right with respect to each share of Class A Common Stock outstanding on August 17, 2009. Until the rights become exercisable, each right trades with, and is inseparable from, the Class A Common Stock, and no separate rights certificates will be issued. The rights will be evidenced only by certificates that represent shares of Class A Common Stock or, with respect to uncertificated shares, by ownership statements.  New rights will accompany any new shares of Class A Common Stock issued before the date when the rights become exercisable.

Exercise Price.  If the rights become exercisable, each right will allow its holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for the price of $35 (“Exercise Price”). Prior to exercise, the right does not give its holder any dividend, voting, liquidation or other rights as a shareholder of the Company.

Exercisability. The rights will separate from the Class A Common Stock and become exercisable as of the date (the “Distribution Date”) which is the earlier of:

•
10 Business Days after the date of a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” by obtaining beneficial ownership of 5% or more of the outstanding Class A Common Stock, except pursuant to a “Permitted Offer” (defined below), and

•
10 Business Days after a person or group begins, or publicly announces its intent to begin, a tender or exchange offer, which, if consummated, would result in that person or group becoming an Acquiring Person.

However, in general, a person who owned 5% or more of the outstanding shares of Class A Common Stock at the time the Rights Plan was adopted by the Board and properly filed a Schedule 13G with respect to such ownership prior to that time will not be an Acquiring Person so long as the person does not acquire additional shares of Class A Common Stock so that the person’s ownership equals or exceeds 10% of the Company’s outstanding Class A Common Stock at any time.  Also, a person will not be an Acquiring Person if the Board determines that the person’s beneficial ownership of 5% or more of the outstanding Class A Common Stock will not jeopardize or endanger the Company’s use of the NOLs.

After the Distribution Date, the rights will separate from the Class A Common Stock and be evidenced by rights certificates that the Company will mail to all eligible holders of Class A Common Stock. Any rights held by an Acquiring Person and certain transferees of an Acquiring Person will be void and may not be exercised.

Consequences of a Person or Group Becoming Acquiring Person.

•
Flip In. If a person or group becomes an Acquiring Person, all holders of rights except the Acquiring Person may purchase that number of shares of the Class A Common Stock (or such other debt or equity securities or other substitution as may be determined by the Company in accordance with the Rights Plan) having a market value equal to twice the Exercise Price of the right. This feature of the plan is referred to as a “Flip In.”

•
Flip Over. If, at any time after a person or group becomes an Acquiring Person, the Company is acquired in a merger or similar business combination, or 50% or more of the Company’s assets or earning power is sold, all holders of rights except the Acquiring Person may purchase that number of shares of the acquiring entity having a market value equal to twice the Exercise Price of the right. This feature of the plan is referred to as a “Flip Over.”

Permitted Offer. A tender or exchange offer for all outstanding Class A Common Stock at a price and on terms determined, prior to the purchase of any shares under the tender or exchange offer, by at least a majority of the disinterested directors on the Board to be adequate (taking into account all factors that such directors deem relevant) and otherwise in the best interests of the Company and its shareholders (other than the Acquiring Person) will be a Permitted Offer. “Disinterested directors” are directors of the Company who are not officers or employees of the Company and who are not the Acquiring Person or an associate or affiliate of the Acquiring Person, or have not been proposed or nominated as a director of the Company by the Acquiring Person.

Preferred Share Provisions. Each one one-thousandth of a Preferred Share, if issued:  will not be redeemable; will entitle holders to quarterly dividend payments of $.001, or an amount equal to the dividend paid on one share of Class A Common Stock, whichever is greater; will entitle holders upon liquidation to receive $1.00, or an amount equal to the payment made on one share of Class A Common

Stock, whichever is greater; will have the same voting power as one share of Class A Common Stock; and will entitle holders to receive a payment equal to the payment made on one share of Class A Common Stock in the event shares of Class A Common Stock are exchanged in a merger or similar business combination.

The value of each one one-thousandth of a Preferred Share should approximate the value of one share of Class A Common Stock.

Expiration. The rights will expire on the earliest of (i) August 6, 2019, (ii) the date the rights are redeemed, (iii) the date the rights are exchanged, (iv) the repeal, modification or amendment of Section 382 of the Internal Revenue Code or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of NOLs, (v) the beginning of a taxable year of the Company in which the Board determines that no NOLs may be carried forward and (vi) August 6, 2010, if shareholder approval of the Rights Plan has not been obtained.

Redemption. The Board may redeem the rights for $.001 per right at any time before the close of business on the tenth business day after the first date of public announcement by the Company or an Acquiring Person that a person has become an Acquiring Person. If the Board redeems any rights, it must redeem all of the rights. Once the rights are redeemed, the only right of the holders of rights will be to receive the redemption price of $.001 per right. The redemption price will be adjusted in the event of a stock split or stock dividends of the Class A Common Stock.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Class A Common Stock, the Board may extinguish the rights by exchanging one share of Class A Common Stock or any equivalent security for each right, other than rights held by the Acquiring Person.

Amendments. The terms of the Rights Plan may be amended by the Board without the consent of the holders of the rights. After the Distribution Date, the Board may not amend the Rights Plan in a way that adversely affects holders of the rights.

 Vote Requirement

Approval of the Rights Plan requires the affirmative vote of the majority of the votes cast on the proposal at the Annual Meeting by the holders of outstanding shares of Class A Common Stock.  Abstentions and broker non-votes are not considered votes cast on the proposal and will not have any effect on the vote to approve the Rights Plan.

The Board of Directors recommends that you vote FOR this proposal.

ITEM 3.  RATIFICATION OF THE APPOINTMENT
OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 3, 2010, our Audit Committee appointed ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2010.  Although not required, we are submitting this appointment to you for ratification as a matter of good corporate practice.  If shareholders do not ratify this appointment, the Audit Committee will reconsider the appointment.

On October 1, 2009, we were notified that Beard Miller Company LLP was combined with Parente Randolph LLC.  In connection with the merger, the firm was renamed ParenteBeard LLC and certain of the professional staff and partners of Beard Miller joined ParenteBeard either as employees or partners of ParenteBeard. As a result of the merger, Beard Miller resigned as our auditor.  Following the resignation, our Audit Committee engaged ParenteBeard as our independent registered public accounting firm.

During the Company’s fiscal years ending December 31, 2007 and December 31, 2008 and the nine months ending September 30, 2009, we did not consult with Parente Randolph or ParenteBeard regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered on the Company’s financial statements, and neither Parente Randolph nor ParenteBeard provided any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.  During the Company’s fiscal years ending December 31, 2007 and December 31, 2008 and the nine months ending September 30, 2009, the Company did not consult with Parente Randolph or ParenteBeard regarding any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The report of Beard Miller regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ending December 31, 2007 and December 31, 2008 and the nine months ending September 30, 2009, there were no disagreements with Beard Miller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard Miller would have caused it to make reference to such disagreement in its reports.

Representatives of ParenteBeard are expected to attend the Annual Meeting.  They will be given an opportunity to make a statement and will be available to respond to appropriate questions.

The following table presents the aggregate fees billed for professional audit services rendered by ParenteBeard and Beard Miller for the years ended December 31, 2009 and 2008, and fees billed for other services during those periods.  For the year ended December 31, 2008, all fees were billed by Beard Miller.

	2009	2008
Audit Fees	$1,492,000	$1,663,329
Audit-Related Fees	28,000	27,000
Tax Fees	-	-
All Other Fees	-	-
Total	$1,520,000	$1,690,329

Audit Fees consist of fees for professional services rendered by ParenteBeard for the audit of our annual financial statements and review of interim financial statements included in our quarterly reports on Form 10-Q and services normally provided by ParenteBeard in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not included in Audit Fees.  Audit-Related Fees for 2009 and 2008 related to audits of the financial statements of our benefit plans.

The Audit Committee approves all audit and non-audit services to be performed by ParenteBeard prior to its rendering of the services.  The Audit Committee has the discretion to delegate its pre-approval authority for non-audit services to one or more Audit Committee members.  The Audit Committee has delegated this authority to the Chairman of the Audit Committee provided that the Chairman may only approve fees for such services of up to $100,000.

 Audit Committee Report

The Audit Committee reviews the Company’s accounting policies and financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.

In this context, the Audit Committee has met and held discussions with management and the independent auditor.  Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor.  The Audit Committee has discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Oversight Board in Rule 3200T.

In addition, the independent auditor also provided to the Audit Committee the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent auditor their independence.  The Audit Committee has also considered the compatibility of non-audit services provided by the independent auditor with their independence.

In reliance on the reviews and discussions referred to above and other reviews and discussions the Audit Committee deemed appropriate, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Audit Committee:

Peter S. Burgess (Chair)
Charles T. Freeman
Neal C. Schneider

 Vote Requirement

Ratification of ParenteBeard LLC as the Company’s independent auditor requires the affirmative vote of the majority of the votes cast on the proposal at the Annual Meeting by the holders of outstanding shares of Class A Common Stock.  Abstentions and broker non-votes are not considered votes cast on the proposal and will not have any effect on the vote to ratify the appointment of the independent auditor.

The Board of Directors recommends that you vote FOR this proposal.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement, but if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their judgment.

 ADDITIONAL INFORMATION

The Company is permitted by SEC regulations to deliver a single Annual Report or Proxy Statement to any household at which two or more registered shareholders have the same last name and address, unless the Company has received instructions to the contrary from one or more of the shareholders.  The Company will continue to include a separate proxy card for each registered shareholder account.

The Company will deliver promptly, upon written or oral request, a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.  The shareholder should send a written request to our Investor Relations department at our principal executive offices at 380 Sentry Parkway, Blue Bell, Pennsylvania 19422, or call us at (610) 397-5298, if the shareholder (i) wishes to receive a separate copy of an Annual Report or Proxy Statement for the Annual Meeting; (ii) would like to receive separate copies of those materials for future meetings; or (iii) is sharing an address and wishes to request delivery of a single copy of Annual Reports or Proxy Statements if the shareholder is now receiving multiple copies of Annual Reports or Proxy Statements.

 ANNUAL REPORT

A copy of our 2009 Annual Report to Shareholders is being mailed to you with this proxy statement.

 DEADLINES FOR SHAREHOLDER PROPOSALS

If you wish to submit a proposal for inclusion in our proxy statement for our 2011 Annual Meeting of Shareholders, you must deliver the proposal in writing to our Secretary at our principal executive offices at 380 Sentry Parkway, Blue Bell, Pennsylvania 19422, no later than November 27, 2010.  Any shareholder who wishes to present a proposal from the floor of the 2011 Annual Meeting must notify our Corporate Secretary in writing of the proposal not later than the close of business on December 27, 2010.  The notice must also include the other information specified in our Bylaws.  Any shareholder who wishes to introduce a proposal should consult our Bylaws and applicable proxy rules of the Securities and Exchange Commission.

If you wish to nominate someone for the Board of Directors at the 2011 Annual Meeting of Shareholders, you must notify our Corporate Secretary in writing of the nomination not later than the close of business on December 27, 2010.  The notice must include certain information about the shareholder and nominee as specified in our Bylaws.  Each nominee must also provide our Corporate Secretary with a written consent to serve if elected.

By Order of the Board of Directors,

March __, 2010	Neal C. Schneider
Chairman of the Board

 APPENDIX A – Section 382 Shareholder Rights Plan

SECTION 382 RIGHTS AGREEMENT

Between

PMA Capital Corporation

and

American Stock Transfer & Trust Company, LLC

Dated as of

August 6, 2009

Index

EXHIBITS

Exhibit A – Statement with Respect to Shares – Domestic Business Corporation

Exhibit B – Form of Rights Certificate

Exhibit C – Summary of Rights to Purchase Preferred Shares

i

SECTION 382 RIGHTS AGREEMENT

This Section 382 Rights Agreement (this “Agreement”), dated as of August 6, 2009, between PMA Capital Corporation, a Pennsylvania corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”).

WHEREAS, the Company and certain of its Subsidiaries have generated net operating loss carryovers for United States federal income tax purposes (“NOLs”);

WHEREAS, the NOLs may potentially provide valuable Tax Benefits (as such term is hereinafter defined) to the Company;

WHEREAS, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as such term is hereinafter defined) and, in furtherance of such objective, the Company wishes to enter into this Agreement;

WHEREAS, the Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Class A Stock (as hereinafter defined) of the Company outstanding at the close of business on August 17, 2009 (the “Record Date”), each Right representing the right to purchase one one-thousandth of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized the issuance of one Right with respect to each share of Class A Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); and

WHEREAS, Rights may be issued with respect to Class A Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 5.0% or more of the Class A Stock then outstanding, but shall not include the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any Exempted Person (as such term is hereinafter defined), any employee benefit plan of the Company or any Subsidiary of the Company, or any person or entity holding Class A Stock for or pursuant to the terms of any such plan. Notwithstanding the foregoing,

(i) no Person shall become an “Acquiring Person” as the result of a reduction in the number of shares of Class A Stock outstanding unless and until such time as such person thereafter acquires beneficial ownership of any additional shares of Class A Stock; and

(ii) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Class A Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement.

(c) Except as may expressly be set forth in this Agreement, a Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities which such Person directly owns, or would be deemed to constructively own, pursuant to Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations promulgated thereunder.  Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s beneficial ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

(d) “Board” shall have the meaning set forth in the Recitals to the Agreement.

(e) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(f) “Close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(g) “Class A Stock” when used with reference to the Company shall mean the shares of Class A Common Stock, par value $5.00 per share, of the Company.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” shall mean the capital share or stock (or equity interest) with the greatest voting power of a Person other than the Company or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

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(j) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k) “Disinterested Director” shall mean any member of the Board who is not (a) an officer or employee of the Company, (b) a Person proposing or attempting to effect a business combination or similar transaction with the Company (including, without limitation, a merger, tender offer or exchange offer, sale of substantially all of the Company’s assets, or liquidation of the Company’s assets) or any Affiliate or Associate of such Person or Person acting directly or indirectly on behalf of, or as a representative of, or in concert with, any such Person, Affiliate or Associate, (c) an Acquiring Person, an Affiliate or Associate of an Acquiring Person, or a Person acting directly or indirectly on behalf of, or as a representative of, or in concert with, an Acquiring Person or an Affiliate or Associate of an Acquiring Person, or (d) a Person who was directly or indirectly proposed or nominated as a director of the Company by an Acquiring Person.

(l) “Distribution Date” shall have the meaning set forth in Section 3 hereof.

(m) “Exempted Person” shall mean (i) a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of five percent (5.0%) or more of the then outstanding Class A Stock would not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs and (ii) any Person that Beneficially Owns, as of the date of this Agreement, five percent (5.0%) or more of the outstanding shares of Class A Stock, provided, however, that, with respect to clause (ii) of this paragraph, such Person shall only be deemed an Exempted Person if (A) such Person has properly filed a Schedule 13G or an amendment thereto with respect to such ownership prior to the date of this Agreement and (B) after the date of this Agreement, such Person does not acquire Beneficial Ownership of additional shares of Class A Stock such that the Person’s aggregate Beneficial Ownership equals or exceeds ten percent (10.0%) of the shares of Class A Stock then outstanding; and provided, further, that, with respect to clauses (i) and (ii) of this paragraph, any Person shall cease to be an Exempt Person as of the date that such Person ceases to beneficially own 5.0% or more of the shares of the then outstanding Class A Stock. Additionally, a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership on the availability to the Company of its NOLs.

(n) “Exchange Date” shall mean the time at which Rights are exchanged as provided in Section 24 hereof.

(o) “Expiration Date” shall mean the earliest of (i) August 6, 2019, (ii) the Redemption Date, (iii) the Exchange Date, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 6, 2010 if shareholder approval of this Agreement has not been obtained.

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(p) “Interested Shareholder” shall mean any Acquiring Person or Affiliate or Associate of an Acquiring Person or any other Person in which any such Acquiring Person, Affiliate or Associate has an interest which represents in excess of 5% of the total combined economic or voting power of such Person, or any other Person acting directly or indirectly on behalf of, or in concert with, any such Acquiring Person, Affiliate or Associate.

(q) “NOLs” shall have the meaning set forth in the Recitals to this Agreement.

(r) “Ownership Statement” shall have the meaning set forth in Section 3(a) hereof.

(s) “Permitted Offer” shall mean a tender or exchange offer for all outstanding shares of Class A Stock at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the Disinterested Directors to be adequate (taking into account all factors that such directors deem relevant) and otherwise in the best interests of the Company and its shareholders (other than the Person or any Affiliate or Associate thereof on whose behalf the offer is being made) taking into account all factors that such directors may deem relevant including without limitation those set forth in Section 1715 (or any comparable or successor provision) of the Pennsylvania Business Corporation Law of 1988, as amended (“BCL”).

(t) “Person” shall mean any individual, firm, corporation, business trust, joint stock company, partnership, trust association, limited liability company, limited partnership or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1), or otherwise and shall include any successor (by merger or otherwise) of such entity.

(u) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, $.01 par value, of the Company having the rights, powers and preferences set forth in the Statement with Respect to Shares – Domestic Business Corporation, a copy of which is attached hereto as Exhibit A.

(v) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(w) “Record Date” shall have the meaning set forth in the Recitals to this Agreement.

(x) “Redemption Date” shall mean the time at which the Rights are redeemed as provided in Section 23 hereof.

(y) “Section 7(e) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(z) “Shares Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

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(aa) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(bb) “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(cc) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(dd) “Tax Benefits” shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any “net unrealized built-in loss” within the meaning of Sections 382 and 383 of the Code, of the Company or any direct or indirect Subsidiary thereof.

(ee) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Class A Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable upon ten (10) days prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Rights Certificates.

(a) Until the earlier of (i) the tenth Business Day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any person or entity holding Class A Stock for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding Class A Stock for or pursuant to the terms of any such plan) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Class A Stock aggregating 5.0% or more of the then outstanding Class A Stock (including, in the case of both clause (i) and (ii), any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such

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dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Class A Stock registered in the names of the holders thereof or by a current ownership statement issued with respect to uncertificated shares of Class A Stock in lieu of such a certificate (an “Ownership Statement”) (which certificates for Class A Stock or Ownership Statements shall also be deemed to be Rights Certificates) and not by separate Rights Certificates, and (y) the right to receive Rights Certificates will be transferable only in connection with the transfer of Class A Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Class A Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B hereto (a “Rights Certificate”), evidencing one Right for each share of Class A Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Class A Stock as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates or Ownership Statements for Class A Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (together with a copy of the Summary of Rights) or by such Ownership Statements. Until the Distribution Date (or the Expiration Date), the surrender for transfer of any certificate for Class A Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Class A Stock represented thereby.

(c) Certificates or Ownership Statements for Class A Stock which become outstanding (including, without limitation, reacquired Class A Stock referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This [certificate][statement] also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between PMA Capital Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of August 6, 2009 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of PMA Capital Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this [certificate][statement]. PMA Capital Corporation will mail to the holder of this [certificate][statement] a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to or beneficially owned by any Person who

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becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

With respect to such certificates or Ownership Statements containing the foregoing legend, until the Distribution Date, the Rights associated with the Class A Stock represented by such certificates or Ownership Statements shall be evidenced by such certificates or Ownership Statements alone, and the surrender for transfer of any such certificates or the transfer of any shares of Class A Stock represented by such Ownership Statements shall also constitute the transfer of the Rights associated with the Class A Stock represented thereby. In the event that the Company purchases or acquires any Class A Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Class A Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Class A Stock which are no longer outstanding.

Section 4. Form of Rights Certificates. The Rights Certificates (and the forms of election to purchase Preferred Stock and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any share exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 22 hereof, the Rights Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein, but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board or the President and by the Secretary or an Assistant Secretary of the Company under the corporate seal of the Company; provided that the signature of such officers upon the Rights Certificates may be in the form of a facsimile signature and may be imprinted or otherwise reproduced on the Rights Certificates, the Company hereby adopting as binding upon it such facsimile signatures, notwithstanding the fact that at the time of the issuance of such Rights Certificates such officer shall have ceased to hold such office, and provided that the seal of the Company may be in the form of a facsimile and may be imprinted or otherwise reproduced on the Rights Certificates. The Rights Certificate shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned.  Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place or places for surrendering Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or

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prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have became void pursuant to Section 7(e) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until such holder shall have completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Rights Certificate. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed and the certificate contained therein duly completed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock as to which the Rights are exercised, at or prior to the Expiration Date.

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock purchasable pursuant to the exercise of a Right shall initially be $35, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof (as adjusted, the “Purchase Price”) and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below. Anything in this Agreement to the contrary notwithstanding, in the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Class A Stock payable in Class A Stock or (ii) effect a subdivision, combination or consolidation of the Class A Stock (by reclassification or otherwise than by payment of dividends in Class A Stock) into a greater or lesser number of Class A Stock, then in any such case, each share of Class A Stock

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outstanding following such subdivision, combination or consolidation shall continue to have a Right associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Class A Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Class A Stock outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase set forth on the reverse side thereof duly executed and the certificate contained therein duly completed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby irrevocably authorizes the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities (including Class A Stock) of the Company pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when appropriate.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of an event under Section 11(a)(ii) or Section 13 hereof, any Rights beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of

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equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void and such Rights shall be deemed to be not outstanding without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have completed and signed the certificate set forth on the reverse side of the Rights Certificate surrendered for such exercise and provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request is furnished to the Company.

(g) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock or any Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Section 7.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall be canceled by the Rights Agent, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Availability of Preferred Stock. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Stock (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares. The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificate or of any Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of a Rights Certificate to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Stock (or other securities as the case may be) upon the exercise of any

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Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Preferred Stock covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 7(e), Section 23 and Section 24 hereof, in the event any Person, together with all Affiliates and Associates of such person, becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable, in accordance

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with the terms of this Agreement and in lieu of Preferred Stock, such number of shares of Class A Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company’s Class A Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event (such number of shares being referred to as “Adjustment Shares”); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii). In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

(iii) The Company may at its option substitute for a share of Class A Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock having an aggregate current market value equal to the current per share market price of a share of Class A Stock. In the event that there shall be an insufficient number of shares of Class A Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Class A Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the Purchase Price multiplied by the number of one one-thousandths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such an Acquiring Person (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 7(e) hereof), make adequate provision to substitute for the shares of Class A Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock) which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Class A Stock are deemed in good faith by the Board to have substantially the same value as the shares of Class A Stock (such other equity securities, “capital stock equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Class A Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board in good faith (upon the advice of an investment banking firm selected by the Board); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 7(e) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an

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aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Class A Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 7(e) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“equivalent preferred share”)) or securities convertible into Preferred Stock or equivalent preferred share at a price per share of Preferred Stock or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred share) less than the then current per share market price of the Preferred Stock (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred share so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or equivalent preferred share to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i)  For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Security is not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The NASDAQ Stock Market or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Class A Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or

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admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Class A Stock as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any share split, share dividend or similar transaction occurring after the date hereof), multiplied by one thousand. If neither the Class A Stock nor the Preferred Stock is publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one one- millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one- thousandths of a share covered by a Right immediately prior to this adjustment by (y) the

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Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement of the adjustment. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificate evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificate held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and/or kind of securities which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any

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Right exercised after such record date of the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares or other securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such shareholders.

(n) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Class A Stock payable in Class A Stock or (ii) effect a subdivision, combination or consolidation of the Class A Stock (by reclassification or otherwise than by payment of dividends in Class A Stock) into a greater or lesser number of shares of Class A Stock, then in any such case (A) the number of one one-thousandths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Class A Stock outstanding immediately before such event and the denominator of which is the number of shares of Class A Stock outstanding immediately after such event, and (B) each share of Class A Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Class A Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

(o) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which does not violate Section 11(p) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which does not violate Section 11(p) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(p) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or bylaw provisions or any rights, warrants or other instruments or securities outstanding or agreements in

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effect or other actions taken, which would materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13 hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 11(o).

(p) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(q) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Rights Agreement, including the rights represented by Section 13.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Class A Stock or the Preferred Stock a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, on or following the Shares Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any Interested Shareholder or, if in such merger or consolidation all holders of Class A Stock are not treated alike, any other Person, (y) the Company shall consolidate with, or merge with, any Interested Shareholder or, if in such merger or consolidation all holders of Class A Stock are not treated alike, any other Person, and the Company shall be the continuing or surviving corporation of such consolidation or merger (other than, in a case of any transaction described in (x) or (y), a merger or consolidation which would result in all of the securities generally entitled to vote in the election of directors (“voting securities”) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more

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than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Interested Shareholder or, if in such transaction all holders of Class A Stock are not treated alike, any other Person, (other than the Company or any Subsidiary of the Company in one or more transactions each of which does not violate Section 11(p) hereof), then, and in each such case (except as provided in Section 13(d) hereof), proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of freely tradable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one- thousandths of a share of Preferred Stock for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii)) hereof and dividing that product by (B) 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such transaction; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of this Section 13, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a transaction described in this Section 13; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as possible, in relation to the Common Stock thereafter deliverable upon the exercise of the Rights.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which Class A Stock of the Company is converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation (including, if applicable, the Company if it is the surviving corporation); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any of the foregoing cases, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which is and has been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the

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chains of ownership having an interest in such joint venture as if such party were a “Subsidiary” of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of shares of its authorized Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in paragraph (a) of this Section 13, the Principal Party at its own expense shall:

(i) prepare and file a registration statement under the Securities Act of 1933 (the “Securities Act”) with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The rights under this Section 13 shall be in addition to the rights to exercise Rights and adjustments under Section 11(a)(ii) and shall survive any exercise thereunder.

(d) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 13 shall not be applicable to a transaction described in clauses (x) and (y) of Section 13(a) if: (i) such transaction is consummated with a Person or Persons who acquired Class A Stock pursuant to a Permitted Offer (or a wholly owned Subsidiary of any such Person or Persons); (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Class A Stock paid to all holders of Class A Stock whose shares were purchased pursuant to such Permitted Offer; and (iii) the form of consideration offered in such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

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Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificate which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificate with regard to which such fractional Rights would otherwise be issuable, an amount equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used and shall be binding on the Rights Agent.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of one Right) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are such integral multiples). Fractions of shares of Preferred Stock in such integral multiples may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not such integral multiples, the Company shall pay to the registered holders of Rights Certificate at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of one of the transactions or events specified in Section 11 hereof giving rise to the right to receive Class A Stock, capital stock equivalents (other than Preferred Stock) or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of shares or units of such Class A Stock, capital stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractions of such Class A Stock, capital stock equivalents or other securities. In lieu of fractional shares or units of such Class A Stock, capital stock equivalents or other securities, the Company may pay to the registered holders of Rights Certificate at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share or unit of such Class A Stock, capital stock equivalents or other securities. For purposes of this Section 14(c), the current market value shall be the closing price for such Class A Stock, capital stock equivalents or other securities (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise and, if such capital stock equivalent is not traded, each such capital stock equivalent shall have the value of one one-thousandth of a share of Preferred Stock.

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(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof and the rights of action, if any, given to the Rights Agent under Section 20 hereof, are vested in the respective registered holders of the Rights Certificate (and, prior to the Distribution Date, the registered holders of the Class A Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Class A Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Class A Stock), may, in his own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his or her right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Class A Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

(c) the Company and the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Class A Stock certificate or Ownership Statement) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or the associated Class A Stock certificate or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

(d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental authority or administrative agency or commission, or any statute, rule, regulation or executive order

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promulgated or enacted by any governmental authority prohibiting or otherwise restraining the performance of any of its obligations under the Agreement.

Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom (except upon a finding of gross negligence, bad faith or willful misconduct on the part of the Rights Agent). The indemnity provided herein shall survive the expiration of the Rights and the termination of this Agreement. The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Rights Certificate or certificate for the Preferred Stock or Class A Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any

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Rights Certificate shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificate either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificate shall have the full force provided in the Rights Certificate and in this Agreement. In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any Rights Certificate shall not have been countersigned, the Rights Agent may countersign such Rights Certificate either in its prior name or in its changed name; and in all such cases such Rights Certificate shall have the full force provided in the Rights Certificate and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificate, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Executive, Senior or other Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct provided, however, that the Rights Agent shall not be liable for indirect, special, punitive or consequential damages.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificate (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming

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void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificate after actual written notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Executive, Senior or other Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Class A Stock or Preferred Stock by registered or certified mail, and to the holders of the Rights Certificate by

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first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Class A Stock or Preferred Stock by registered or certified mail, and to the holders of the Rights Certificate by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or other entity organized and doing business under the laws of the United States or of any other state of the United States which is authorized under such laws to exercise corporate trust or share transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million, or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Class A Stock or Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificate. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificate. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificate evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificate made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Class A Stock following the Distribution Date and prior to the Expiration Date and the consummation of a transaction contemplated by Section 13(d) hereof, the Company (a) shall with respect to Class A Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that no Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

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Section 23. Redemption.

(a) The Board may, at its option, at any time prior to (i) the close of business on the tenth Business Day following the Shares Acquisition Date or (ii) the Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any share split, share dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Class A Stock (based on the current per share market price as defined in Section 11(d)(i)) or in any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Class A Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Class A Stock prior to the Distribution Date.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange Class A Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e)) at an exchange ratio of one share of Class A Stock per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(a)(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Class A Stock for or pursuant to the terms of any such plan) becomes the Beneficial Owner of 50% or more of the Class A Stock then outstanding.  From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a).

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(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Class A Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or equivalent preferred share, as such term is defined in Section 11(b) hereof) for Class A Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or equivalent preferred share) for each share of Class A Stock, as appropriately adjusted to reflect any share split, share dividend or similar transaction with respect to the Class A Stock after the date hereof.

(d) In the event that there shall not be sufficient Class A Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Class A Stock or Preferred Stock for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of shares of Class A Stock or to distribute certificates which evidence fractional shares of Class A Stock. In lieu of such fractional shares of Class A Stock, the Company shall pay to the registered holders of the Rights Certificate with regard to which such fractional shares of Class A Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Class A Stock. For the purposes of this paragraph (e), the current market value of a whole share of Class A Stock shall be the closing price of a share of Class A Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the Exchange Date.

Section 25. Notice of Certain Events.

(a) In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in shares of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a

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reclassification involving only the subdivision of outstanding Preferred Stock), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Class A Stock payable in Class A Stock or to effect a subdivision, combination or consolidation of the Class A Stock (by reclassification or otherwise than by payment of dividends in Class A Stock), then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such share dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Class A Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Class A Stock and/or Preferred Stock, whichever shall be the earlier.

(b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

PMA Capital Corporation
380 Sentry Parkway
Blue Bell, Pennsylvania 19422
Attention: General Counsel and Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY 10038
Attention: Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if

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sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company may in its sole and absolute discretion from time to time supplement or amend this Agreement without the approval of any holders of Rights Certificate in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to amend or supplement any provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that the Rights Agent shall execute any such supplement or amendment only if (i) it shall have been provided a certificate signed by an appropriate officer of the Company stating that the supplement or amendment is consistent with this Section 27, and (ii) in the case of any such supplement or amendment to Section 18 or 20 hereof that restricts the rights or expands the duties of the Rights Agent, the Rights Agent shall have given its express written consent; and provided, further, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights, including, without limitation, an amendment which would in effect exempt the acquisition of Beneficial Ownership of additional shares of outstanding Class A Stock by an Acquiring Person from Section 11 or Section 13 hereof.  Notwithstanding anything contained herein to the contrary, this Agreement may not be amended or supplemented at a time when the Rights are not redeemable.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend or supplement the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Class A Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificate (and, prior to the Distribution Date, the Class A Stock).

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Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 32. Governing Law, Jurisdiction, Waiver of Jury Trial. This Agreement and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of such Commonwealth applicable to contracts to be made and performed entirely within such Commonwealth.  Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PMA CAPITAL CORPORATION

By: /s/ Stephen L. Kibblehouse
Name: Stephen L. Kibblehouse
Title: EVP and General Counsel

AMERICAN STOCK TRANSFER &
TRUST COMPANY, LLC

By: /s/ Paula Caroppoli
Name: Paula Caroppoli
Title: Vice President

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EXHIBIT A

ATTACHED TO STATEMENT WITH RESPECT TO SHARES –
DOMESTIC BUSINESS CORPORATION

RESOLUTIONS OF THE BOARD OF DIRECTORS OF
PMA CAPITAL CORPORATION

ESTABLISHING GENERAL TERMS OF PREFERRED STOCK AND DESIGNATING
FIRST SERIES THEREOF ENTITLED
“SERIES A JUNIOR PARTICIPATING PREFERRED STOCK”

A. General Terms of Preferred Stock

RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of PMA Capital Corporation (herein called the “Corporation”) by Article 5 of the Amended and Restated Articles of Incorporation of the Corporation, (“Articles of Incorporation”) the Board of Directors hereby fixes and determines the number of shares and the voting rights, designations, preferences, limitations and special rights applicable to all shares of all series of the class of stock hereby designated as the “Preferred Stock” as follows:

Section 1. General. The class of Preferred Stock shall consist of 2,000,000 shares, par value $.01 per share. The shares of Preferred Stock may be divided into and issued in series from time to time. All shares of any particular series Preferred Stock shall be identical to all other shares of that series. Except as otherwise subordinated in a resolution or resolutions of the Board of Directors creating a series of the Preferred Stock (any such resolution referred to hereinafter as an “Adopting Resolution”), all shares of Preferred Stock of all series shall rank ratably as to dividends and assets according to the respective rates and amounts provided in this resolution and in any Adopting Resolution.

B. Specific Terms of Series A Junior Participating Preferred Stock

RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article 5 of the Articles of Incorporation, the Board of Directors hereby fixes and determines the number of shares and the voting rights, designations, preferences, limitations and special rights of shares of a series of Preferred Stock, by establishing and designating such series as follows:

Section 1. Designation. There shall be a series of Preferred Stock which shall consist of 40,000 shares and designated as the “Series A Junior Participating Preferred Stock” (such series being herein called the “Series A Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Definitions.

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(A) The term “Common Stock” as used in this resolution shall be deemed to mean the Class A Common Stock of the Corporation and stock of the Corporation of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage.

(B) The term “Dividend Parity Stock” as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean all other stock of the Corporation ranking equally therewith as to the payment of dividends. The term “Liquidation Parity Stock” as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean all other stock of the Corporation ranking equally therewith as to distribution of assets upon liquidation.

(C) The term “Junior Stock” as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean the Common Stock and all other stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation.

(D) The term “Senior Stock” as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean all other stock of the Corporation ranking senior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation.

Section 3. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any class of Senior Stock, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock and of any other Junior Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 10th day of January, April, July and October in each year (or, in each case if not a date the Corporation is open for business, the next date on which the Corporation is so open) (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, one thousand times the aggregate per share amount of all cash dividends, and one thousand times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after

34

such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 90 days prior to the date fixed for the payment thereof.

Section 4. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event; provided, however, that in no event shall any share of Series A Preferred Stock have more than one thousand votes per share.

(B) Except as otherwise provided herein, in any other Adopting Resolution, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and

35

any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 5. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(1) declare or pay dividends or make any other distributions, on any shares of Junior Stock;

(2) declare or pay dividends, or make any other distributions, on any shares of Dividend Parity Stock, except dividends paid ratably on the Series A Preferred Stock and all such Dividend Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3) redeem or purchase or otherwise acquire for consideration shares of any Junior Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other class of Junior Stock; or

(4) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of Dividend Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

Section 6. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Adopting Resolution creating another series of Preferred Stock or as otherwise required by law.

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Section 7. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up (collectively a “Liquidation”) of the Corporation, no distribution shall be made (1) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision of adjustment hereinafter set forth, equal to one thousand times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of Dividend Parity Stock, except distributions made ratably on the Series A Preferred Stock and all such Dividend Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon Liquidation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the provision in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) None of the following shall be considered a Liquidation within the meaning of this section:

(1) a consolidation or merger of the Corporation with or into any other corporation;

(2) a merger of any other corporation into the Corporation;

(3) a reorganization of the Corporation;

(4) the purchase or redemption of all or part of the outstanding shares of any class or classes of the Corporation;

(5) a sale or transfer of all or any part of the assets of the Corporation;

(6) a share exchange to which the Corporation is a party; or

(7) a division of the Corporation

Section 8. Consolidation, Merger etc. In case the Corporation shall enter into any consolidation, merger, division, share exchange, business combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or a combination thereof, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand times the aggregate amount of stock, securities, cash or any other property, or a combination thereof

37

(payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 9. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 10. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, junior to all other classes of Preferred Stock (and series thereof) of the Corporation, whether now or hereafter authorized.

Section 11. Amendment. The Articles of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

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EXHIBIT B

Form of Rights Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER AUGUST 6, 2019 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

Rights Certificate

PMA CAPITAL CORPORATION

This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of August 6, 2009 (the “Rights Agreement”), between PMA Capital Corporation, a Pennsylvania corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on August 6, 2019 at the principal office or offices of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”) of the Company, at a purchase price of $35 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and the certificate on the reverse hereof, duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [______________], 2009, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.  Capitalized terms used herein shall have the meanings ascribed thereto in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above- mentioned offices of the Rights Agent.

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This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of $.001 per Right or (ii) may be exchanged in whole or in part for Preferred Stock or shares of the Company’s Class A Common Stock, par value of $5 per share.

No fractional shares of Preferred Stock or other securities will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of one Right, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder, as such, of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ________, 20__.

ATTEST:	PMA CAPITAL CORPORATION

____________________________	By __________________________
Secretary	Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST
COMPANY, LLC

By: ___________________________
Authorized Signature

41

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ___________________________________________ hereby sells, assigns and transfers unto _______________________________________

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__.

______________________________
Signature
Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that: (1) to the best knowledge of the undersigned, the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement); (2) to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________, 20__.

______________________________
Signature

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Form of Reverse Side of Rights Certificate -- continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To PMA CAPITAL CORPORATION

The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Rights Certificate to purchase the Preferred Stock or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

Please insert social security _________________________________________________

or other identifying number ________________________________________

(Please print name and address)

________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security _________________________________________________

or other identifying number ________________________________________

(Please print name and address)

________________________________________________________________________

Dated: _____________, 20__.

______________________________
Signature
Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities
Dealers Inc., or a commercial bank or trust company having an office or correspondent in the United States.

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Form of Reverse Side of Rights Certificate -- continued

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) to the best knowledge of the undersigned, the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement);

(2) to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: _____________, 20__.

______________________________
Signature

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NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

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Exhibit C

Letter to Shareholders

Dear Shareholder,

On August 6, 2009, the Board of Directors (the “Board”) of PMA Capital Corporation (the “Company”) terminated the shareholder rights plan adopted by the Company in May 2000 and adopted a shareholder rights plan in the form of a Section 382 Rights Agreement (the “Rights Agreement”) designed to help protect shareholder value by maintaining the Company’s ability to utilize its net operating loss carryforwards and other tax assets.  The Company reported net operating loss carryforwards totaling approximately $230 million as of June 30, 2009.  United States Federal income tax rules, and Section 382 of the Internal Revenue Code in particular, substantially limit the use of those tax assets if the Company experiences an “ownership change.”  In general, an ownership change occurs if there is a cumulative change in the ownership of the Company by “5% shareholders” that exceeds 50 percentage points over a rolling three-year period.  The previous rights plan did not adequately address this risk.  The new rights plan seeks to reduce the likelihood of such an ownership change by encouraging shareholders wanting to exceed the 5% ownership threshold to discuss their plans with the Board.  The rights plan permits existing 5% shareholders to increase their share ownership so long as they do not equal or exceed the statutory limit of 10% of outstanding Company common shares.  The acquisition of a total of 10% or more of the Company’s outstanding common shares by existing 5% shareholders would require the prior approval of state insurance regulators and, unless exempted by the Board, would trigger the rights plan.  Please note that pursuant to the Rights Agreement, as described in further detail below, a dividend distribution of one preferred share purchase right (a “Right”) for each outstanding share of Company common stock (“Class A Stock”) has been declared by the Company and will be paid to shareholders of record at the close of business on August 17, 2009 (“Record Date”).

Shareholders will have the opportunity to approve the Rights Agreement at the Company’s next annual meeting of shareholders.  The Rights Agreement will expire on August 6, 2010 if not approved by shareholders before that date.  The Rights Agreement also terminates if Section 382 of the Internal Revenue Code is repealed or if the Company utilizes all of its net operating loss carryforwards and other tax assets that are subject to limitation under Section 382.

The Rights Agreement is summarized below, but please note that this summary is not complete and is qualified in its entirety by reference to the Rights Agreement. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.  The Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated August 7, 2009.  A copy of the Rights Agreement is available free of charge from the Company and can also be obtained free of charge at www.sec.gov.

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UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES

The Rights.  The Rights are intended to protect the Company’s tax benefits by deterring any person or group from acquiring 5% or more of the Company’s Class A Stock without the approval of the Board.  The Board has authorized the issuance of a Right with respect to each share of Class A Stock outstanding on the Record Date. The Rights will initially trade with, and will be inseparable from, the Class A Stock, and no separate Rights certificates will be issued. The Rights will be evidenced only by certificates that represent shares of Class A Stock or, with respect to uncertificated shares, by Ownership Statements. New Rights will accompany any new shares of Class A Stock issued after the Record Date until the Distribution Date described below.

Exercise Price. Each Right will allow its holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for the price of $35 (“Exercise Price”), once the Right becomes exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend and liquidation rights as would one share of Class A Stock. Prior to exercise, the Right does not give its holder any dividend, voting, liquidation or other rights as a shareholder of the Company.

Exercisability. The Rights will separate from the Class A Stock and become exercisable as of the date which is the earlier of:

•
10 Business Days after the date of a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” by obtaining beneficial ownership of at least 5% of the outstanding Class A Stock (except pursuant to a “Permitted Offer” as described below), and

•
10 Business Days (or a later date determined by the Board before a person or group becomes an Acquiring Person) after a person or group begins, or publicly announces its intent to begin, a tender or exchange offer, which, if consummated, would result in that person or group becoming an Acquiring Person.

The date when the Rights become exercisable is referred to as the “Distribution Date.” A person that is not an Exempted Person who, alone or together with its affiliates or associates, obtains beneficial ownership of at least 5% of the outstanding Class A Stock is an “Acquiring Person.”  An “Exempted Person” means any person who owned 5% or more of the outstanding shares of Class A Stock on August 6, 2009 and properly filed a Schedule 13G with respect to such ownership prior to the date of the Rights Agreement so long as such person’s ownership does not equal or exceed 10% of the Company’s outstanding Class A Stock at any time.  A person will also be an Exempted Person if the Board determines that the person’s beneficial ownership of 5% or more of the outstanding Class A Stock will not jeopardize or endanger the Company’s use of the net operating loss carryforwards.

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Until the Distribution Date, the Class A Stock certificates, or, with respect to uncertificated shares, Ownership Statements, will also evidence the Rights, and any transfer of shares of Class A Stock will constitute a transfer of Rights. After the Distribution Date, the Rights will separate from the Class A Stock and be evidenced by Rights certificates the Company will mail to all eligible holders of Class A Stock. Any Rights held by an Acquiring Person and certain transferees of an Acquiring Person will be void and may not be exercised.

Consequences of a Person or Group Becoming Acquiring Person.

•
Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may purchase that number of shares of the Class A Stock having a market value equal to twice the Exercise Price of the Right. This feature of the plan is referred to as a “Flip In.”

•
Flip Over. If, at any time after a person or group becomes an Acquiring Person, the Company is acquired in a merger or similar business combination or 50% or more of the Company’s assets or earning power is sold, all holders of Rights except the Acquiring Person may purchase that number of shares of the acquiring entity having a market value equal to twice the Exercise Price of the Right. This feature of the plan is referred to as a “Flip Over.”

Permitted Offer. A tender or exchange offer for all outstanding Class A Stock at a price and on terms determined, prior to the purchase of any shares under the tender or exchange offer, by at least a majority of the Disinterested Directors to be adequate (taking into account all factors that such directors deem relevant) and otherwise in the best interests of the Company and its shareholders (other than the Acquiring Person) will be a “Permitted Offer.” “Disinterested Directors” are directors of the Company who are not officers or employees of the Company and who are not the Acquiring Person or an associate or affiliate of the Acquiring Person, or have not been proposed or nominated as a director of the Company by the Acquiring Person.

Preferred Share Provisions.

Each one one-thousandth of a Preferred Share, if issued:

•	will not be redeemable.

•	will entitle holders to quarterly dividend payments of $.001, or an amount equal to the dividend paid on one share of Class A Stock, whichever is greater.

•	will entitle holders upon liquidation to receive $1.00, or an amount equal to the payment made on one share of Class A Stock, whichever is greater.

•	will have the same voting power as one share of Class A Stock.

•	will entitle holders to receive a payment equal to the payment made on one share of Class A Stock in the event shares of Class A Stock are exchanged in a merger or similar business combination.

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The value of each one one-thousandth of a Preferred Share should approximate the value of one share of Class A Stock.

Expiration. The Rights shall expire on the earliest of (i) August 6, 2019, (ii) the date the Rights are redeemed, (iii) the date the rights are exchanged, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 6, 2010 if shareholder approval of the Rights Agreement has not been obtained.

Redemption. The Board may redeem the Rights for $.001 per Right at any time before the close of business on the tenth Business Day after the first date of public announcement by the Company or an Acquiring Person that a person has become an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.001 per Right. The redemption price will be adjusted in the event of a stock split or stock dividends of the Class A Stock.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Class A Stock, the Board may extinguish the Rights by exchanging one share of Class A Stock or any equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions. The Board may adjust the Exercise Price of the Rights, the number of Preferred Shares or other securities issuable upon exercise of the Rights and the number of outstanding Rights to prevent dilution that may occur from, among other things, a stock dividend, a stock split, or a reclassification of the Preferred Shares or Class A Stock. No adjustments to the Exercise Price will be made until cumulative adjustments require an adjustment of at least 1%. The Company will not be obligated to issue fractional Preferred Shares, and may instead pay cash in lieu of fractional shares.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After the Distribution Date, the Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

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ANNUAL MEETING OF SHAREHOLDERS OF

PMA CAPITAL CORPORATION

May 5, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and annual report
are available at http://www.pmacapital.com/NewFiles/annual.html

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

-Please detach along perforated line and mail in the envelope provided.-

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [ X ]

			FOR	AGAINST	ABSTAIN
Item 1. Election of Directors		Item 2. Approve the adoption of a Section 382 Shareholder Rights Plan.	[ ]	[ ]	[ ]

	NOMINEES:	Item 3. Ratification of ParenteBeard LLC as independent auditors for 2010.	[ ]	[ ]	[ ]
[ ] FOR ALL NOMINEES	O Patricia A. Drago
O J. Gregory Driscoll
[ ] WITHHOLD AUTHORITY	O Richard Lutenski
FOR ALL NOMINEES
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.
[ ] FOR ALL EXCEPT
(See instructions below)		This proxy/voting instruction, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made by a record holder, this proxy/voting instruction will be voted FOR the nominees for director set forth in Item 1, and FOR the proposals in Items 2 and 3. The proxy/voting instruction also covers all shares as to which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company (the "Trustee") under the PMA Capital Corporation Retirement Savings Plan. If no voting instruction is given to the Trustee, the Trustee will vote your shares held in the Retirement Savings Plan on a pro rata basis based on the votes of other Retirement Savings Plan participants.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:	●	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
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Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PMA CAPITAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2010

THIS PROXY/VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints John M. Cochrane and Brad G. Shofran, each or either of them, proxies of the undersigned, with full power of substitution, and each of them is here by authorized to represent the undersigned and to vote all shares of Class A Common Stock of PMA Capital Corporation (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company, 380 Sentry Parkway, Blue Bell, Pennsylvania 19422 on Wednesday, May 5, 2010 at 9:00 a.m., local time, and at any adjournments thereof.

(Continued, and to be marked, dated and signed on the other side.)

COMMENTS: